UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------

                       Franklin California Tax-Free Trust
                       ----------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  06/30
                          -----

Date of reporting period: 12/31/05
                          --------

Item 1. Reports to Stockholders.



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                   Franklin California Insured
                                                   Tax-Free Income Fund

                                                   Franklin California
                                                   Intermediate-Term
                                                   Tax-Free Income Fund

                                                   Franklin California
                                                   Limited-Term
                                                   Tax-Free Income Fund

                                                   Franklin California
                                                   Tax-Exempt Money Fund

--------------------------------------------------------------------------------
      SEMIANNUAL REPORT AND SHAREHOLDER LETTER       |     TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                        FRANKLIN                     FASTER VIA EMAIL?
               CALIFORNIA TAX-FREE TRUST
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.

--------------------------------------------------------------------------------

                                  [LOGO](R)
                              FRANKLIN TEMPLETON
                                 INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

State Update and Municipal Bond Market Overview ...........................    7

Franklin California Insured Tax-Free Income Fund ..........................   10

Franklin California Intermediate-Term Tax-Free Income Fund ................   18

Franklin California Limited-Term Tax-Free Income Fund .....................   25

Franklin California Tax-Exempt Money Fund .................................   31

Financial Highlights and Statements of Investments ........................   35

Financial Statements ......................................................   69

Notes to Financial Statements .............................................   74

Shareholder Information ...................................................   83

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

STATE UPDATE AND MUNICIPAL
BOND MARKET OVERVIEW

California's large and diverse economy has performed fairly close to the nation's in recent years, and is currently experiencing a sustained trend of recovery in private sector employment and personal income growth. A wide variety of industries including professional services, education, health services, trade and manufacturing powered the state's economy. Southern California's economy gained momentum, helped by a new defense buildup. Some signs indicated a high-technology turnaround, which could benefit northern California. The state's employment picture improved, recording job gains every month during the reporting period. As of December 2005, the unemployment rate was 5.1%, higher than the 4.9% national rate.(1)

Despite economic improvement and an estimated 9.1% increase in tax revenues during fiscal year 2005, California continued to face major structural deficit problems.(2) Deficit financing bonds eased immediate liquidity pressures, but difficult taxation or cost-cutting decisions will likely be necessary in the long run to reconcile the large mismatch between ongoing revenues and expenditures. The fiscal year 2005 budget was balanced with the help of a $3.8 billion tax amnesty-related windfall, of which an estimated 90% is likely to be refunded through fiscal year 2007, from corporations and other taxpayers prepaying contested taxes to avoid substantial penalties.(2) The state's progressive income tax structure has contributed to often volatile revenues, but it has the potential for strong revenue performance if personal income picks up following positive trends in capital gains and stock option taxes. In the November elections, voters rejected Governor Schwarzenegger's Reform Agenda, a series of ballot initiatives that would have capped state spending and granted the governor the authority to make midyear budget cuts.

Based on the state's elimination of near-term liquidity pressures with bond issuance and the amnesty tax windfall, independent credit rating agency Standard & Poor's assigned California's general obligation bonds an A rating with a stable outlook.(3) Overall debt levels went up but are expected to stay manageable. The state's financial picture remained uncertain with continuing fiscal structural issues.

(1)   Source: Bureau of Labor Statistics.

(2) Source: Standard & Poor's, "Summary: California; Tax Secured, General Obligation," RATINGSDIRECT, 12/6/05.

(3)   This does not indicate Standard & Poor's rating of the Fund.


                                                           Semiannual Report | 7

For the six-month period ended December 31, 2005, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases, and the aftermath of hurricanes Katrina and Rita. As interest rates generally increased, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +0.60% for the period, while the Lehman Brothers U.S. Treasury Index returned -0.39%.(4)

During the reporting period, longer-term yields remained largely unchanged while shorter-term yields increased as the Fed followed its tightening policy and raised the federal funds target rate from 3.25% to 4.25%. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds, as they sought relatively higher yield and expected inflation to remain fairly contained. Throughout much of the reporting period, rising short-term rates and relatively stable longer-term rates resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the front end of the Treasury yield curve inverted -- meaning short-term rates grew higher than those on longer-maturity bonds. Over the six-month reporting period, two-year Treasury yields increased 77 basis points (100 basis points equal one percentage point), while 10-year and 30-year Treasury yields increased 48 and 34 basis points. On December 31, 2005, the 2-year Treasury note yielded 4.40%, the 10-year Treasury note yielded 4.39%, and the 30-year Treasury bond yielded 4.54%. The municipal yield curve also flattened over the reporting period. According to Municipal Market Data, the two-year municipal bond yield rose 57 basis points during the period, while 10-year and 30-year yields increased 31 and 13 basis points.(5) Consequently, long-maturity municipal bonds continued to perform comparatively well.

(4) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series
      (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(5)   Source: Thomson Financial.


8 | Semiannual Report

Motivated by a relatively low interest rate environment, along with expectations that rates may continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $407 billion in new deals nationally for 2005.(6) Refunding deals represented more than $130 billion.(6) Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. Demand for municipal bonds remained strong as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. Overall credit trends remained positive for the municipal bond market as credit rating agencies Moody's Investors Service and Standard & Poor's reported that upgrades continued to outpace downgrades during the third quarter of 2005.

(6)   Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                           Semiannual Report | 9

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured securities that pay interest free from such taxes.(1), (2)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin California Insured Tax-Free Income Fund covers the period ended December 31, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields rose, bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, decreased from $12.85 on June 30, 2005, to $12.68 on December 31, 2005. The Fund's Class A shares paid dividends totaling 27.32 cents per share for the same period.(3) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10%, based on an annualization of the current 4.52 cent per share dividend and the maximum offering price of $13.24 on December 31, 2005. An investor in the 2005 maximum combined federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.95% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

(3) Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 38.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS(2)

Franklin California Insured Tax-Free Income Fund

------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                            --------------------------------------------------
MONTH                         CLASS A             CLASS B             CLASS C
------------------------------------------------------------------------------
July                         4.62 cents         4.06 cents          4.03 cents
------------------------------------------------------------------------------
August                       4.62 cents         4.06 cents          4.03 cents
------------------------------------------------------------------------------
September                    4.52 cents         3.95 cents          3.94 cents
------------------------------------------------------------------------------
October                      4.52 cents         3.95 cents          3.94 cents
------------------------------------------------------------------------------
November                     4.52 cents         3.95 cents          3.94 cents
------------------------------------------------------------------------------
December                     4.52 cents         3.93 cents          3.93 cents
------------------------------------------------------------------------------
TOTAL                       27.32 CENTS        23.90 CENTS         23.81 CENTS
------------------------------------------------------------------------------

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The combination of higher short-term interest rates and lower long-term interest rates resulted in a flatter yield curve, which benefited the Fund. Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         18.4%
--------------------------------------------------------------------------------
Prerefunded                                                                16.7%
--------------------------------------------------------------------------------
Transportation                                                             13.2%
--------------------------------------------------------------------------------
Utilities                                                                  12.3%
--------------------------------------------------------------------------------
Tax-Supported                                                              10.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.8%
--------------------------------------------------------------------------------
Higher Education                                                            7.3%
--------------------------------------------------------------------------------
Other Revenue                                                               3.9%
--------------------------------------------------------------------------------
Housing                                                                     0.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 11

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

PERFORMANCE SUMMARY AS OF 12/31/05

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCIX)                             CHANGE   12/31/05    6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.17     $12.68     $12.85
--------------------------------------------------------------------------------
DISTRIBUTIONS (JULY-DECEMBER)
--------------------------------------------------------------------------------
Dividend Income                       $0.2732
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRCBX)                             CHANGE   12/31/05    6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.17     $12.74     $12.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (JULY-DECEMBER)
--------------------------------------------------------------------------------
Dividend Income                       $0.2390
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCAX)                             CHANGE   12/31/05    6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.17     $12.80     $12.97
--------------------------------------------------------------------------------
DISTRIBUTIONS (JULY-DECEMBER)
--------------------------------------------------------------------------------
Dividend Income                       $0.2381
--------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------------
CLASS A                                          6-MONTH              1-YEAR   5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +0.81%              +4.49%   +29.55%           +68.77%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    -3.47%              +0.07%    +4.40%           + 4.92%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                      4.10%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)                   6.95%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                              3.47%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                               5.89%
-------------------------------------------------------------------------------------------------------------
CLASS B                                          6-MONTH              1-YEAR    5-YEAR     INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +0.54%              +3.91%   +26.21%           +42.71%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    -3.41%              -0.09%    +4.43%           + 6.07%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                      3.70%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)                   6.28%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                              3.08%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                               5.22%
-------------------------------------------------------------------------------------------------------------
CLASS C                                          6-MONTH              1-YEAR    5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +0.53%              +3.96%   +26.15%           +59.91%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    -0.46%              +2.96%    +4.76%           + 4.81%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                      3.68%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)                   6.24%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                              3.08%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                               5.22%
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 12/31/05.

(4) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined federal and California personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/05.


                                                          Semiannual Report | 15

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                   BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                              VALUE 7/1/05       VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
-----------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000            $1,008.10                $3.09
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000            $1,022.13                $3.11
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000            $1,005.40                $5.86
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000            $1,019.36                $5.90
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000            $1,005.30                $5.86
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000            $1,019.36                $5.90
-----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 17

FRANKLIN CALIFORNIA INTERMEDIATE-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.(1)

-------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund
12/31/05

-------------------------------------------------------------------------------
                                                              % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
-------------------------------------------------------------------------------
AAA                                                                53.5%
-------------------------------------------------------------------------------
AA                                                                  5.6%
-------------------------------------------------------------------------------
A                                                                  16.7%
-------------------------------------------------------------------------------
BBB                                                                 9.5%
-------------------------------------------------------------------------------
Below Investment Grade                                              0.6%
-------------------------------------------------------------------------------
Not Rated by S&P                                                   14.1%
-------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS              MOODY'S      FITCH     INTERNAL
AAA or Aaa              3.3%         --          0.9%
A                       0.5%         --          2.9%
BBB or Baa              1.1%       0.3%          5.1%
-----------------------------------------------------
Total                   4.9%       0.3%         8.9%

--------------------------------------------------------------------------------

This semiannual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the period ended December 31, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields rose, bond prices fell for the six-month reporting period. The Fund's

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


18 | Semiannual Report

DIVIDEND DISTRIBUTIONS(2)

Franklin California Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                        ----------------------------------------
MONTH                                         CLASS A                 CLASS C
--------------------------------------------------------------------------------
July                                         3.53 cents             2.99 cents
--------------------------------------------------------------------------------
August                                       3.53 cents             2.99 cents
--------------------------------------------------------------------------------
September                                    3.53 cents             2.99 cents
--------------------------------------------------------------------------------
October                                      3.53 cents             2.99 cents
--------------------------------------------------------------------------------
November                                     3.53 cents             2.99 cents
--------------------------------------------------------------------------------
December                                     3.53 cents             3.01 cents
--------------------------------------------------------------------------------
TOTAL                                       21.18 CENTS            17.96 CENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

Class A share price, as measured by net asset value, decreased from $11.68 on June 30, 2005, to $11.51 on December 31, 2005. The Fund's Class A shares paid dividends totaling 21.18 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.60%, based on an annualization of the current 3.53 cent per share dividend and the maximum offering price of $11.77 on December 31, 2005. An investor in the 2005 maximum combined federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.11% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

(2) Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                          Semiannual Report | 19

PORTFOLIO BREAKDOWN

Franklin California Intermediate-Term
Tax-Free Income Fund
12/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         23.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              17.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.0%
--------------------------------------------------------------------------------
Prerefunded                                                                11.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       10.1%
--------------------------------------------------------------------------------
Utilities                                                                   9.7%
--------------------------------------------------------------------------------
Transportation                                                              4.5%
--------------------------------------------------------------------------------
Higher Education                                                            3.6%
--------------------------------------------------------------------------------
Other Revenue                                                               2.9%
--------------------------------------------------------------------------------
Housing                                                                     2.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Semiannual Report

PERFORMANCE SUMMARY AS OF 12/31/05

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCIX)                        CHANGE     12/31/05     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.17       $11.51      $11.68
--------------------------------------------------------------------------------
DISTRIBUTIONS (JULY-DECEMBER)
--------------------------------------------------------------------------------
Dividend Income                    $0.2118
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCCIX)                        CHANGE     12/31/05     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.17       $11.53      $11.70
--------------------------------------------------------------------------------
DISTRIBUTIONS (JULY-DECEMBER)
--------------------------------------------------------------------------------
Dividend Income                    $0.1796
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------------
CLASS A(1)                                    6-MONTH               1-YEAR       5-YEAR             10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +0.37%               +2.48%       +24.64%            +63.48%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 -1.90%               +0.16%        +4.03%             +4.80%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  3.60%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               6.11%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          3.29%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           5.58%
-------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH               1-YEAR  INCEPTION (7/1/03)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +0.09%               +1.90%        +6.37%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 -0.90%               +0.92%        +2.50%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  3.13%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               5.31%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          2.83%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           4.80%
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 21

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total return. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 12/31/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined federal and California personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/05.


22 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    DIVIDE YOUR ACCOUNT VALUE BY $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                                   BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                              VALUE 7/1/05      VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
---------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000            $1,003.70               $3.33
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000            $1,021.88               $3.36
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000            $1,000.90               $6.10
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000            $1,019.11               $6.16
---------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


24 | Semiannual Report

FRANKLIN CALIFORNIA LIMITED-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.(1)

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
12/31/05

-------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
General Obligation                                                        23.2%
-------------------------------------------------------------------------------
Tax-Supported                                                             20.4%
-------------------------------------------------------------------------------
Utilities                                                                 19.4%
-------------------------------------------------------------------------------
Higher Education                                                           9.7%
-------------------------------------------------------------------------------
Hospital & Health Care                                                     9.2%
-------------------------------------------------------------------------------
Transportation                                                             8.1%
-------------------------------------------------------------------------------
Subject to Government Appropriations                                       6.0%
-------------------------------------------------------------------------------
Other Revenue                                                              4.0%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..........................................      72.4%

AA ...........................................       7.4%

A ............................................      10.7%

Not Rated by S&P .............................       9.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                 MOODY'S
AAA                         4.2%
AA                          5.3%
--------------------------------
Total                       9.5%

--------------------------------------------------------------------------------

This semiannual report for Franklin California Limited-Term Tax-Free Income Fund covers the period ended December 31, 2005.

PERFORMANCE SUMMARY

Because bond yield and price typically move in opposite directions, as municipal bond yields rose, bond prices fell for the six-month reporting period. The Fund's

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.


                                                          Semiannual Report | 25

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS(2)
Franklin California Limited-Term
Tax-Free Income Fund - Class A

-------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
-------------------------------------------------------------------------------
July                                                                 1.67 cents
-------------------------------------------------------------------------------
August                                                               1.67 cents
-------------------------------------------------------------------------------
September                                                            1.67 cents
-------------------------------------------------------------------------------
October                                                              1.67 cents
-------------------------------------------------------------------------------
November                                                             1.67 cents
-------------------------------------------------------------------------------
December                                                             1.67 cents
-------------------------------------------------------------------------------
TOTAL                                                               10.02 CENTS
-------------------------------------------------------------------------------

Class A share price, as measured by net asset value, decreased from $9.94 on June 30, 2005, to $9.86 on December 31, 2005. The Fund's Class A shares paid dividends totaling 10.02 cents per share for the same period.(2) The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.03%. An investor in the 2005 maximum combined federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 3.44% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

(2) Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT


26 | Semiannual Report

PERFORMANCE SUMMARY AS OF 12/31/05

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FCALX)                         CHANGE                   12/31/05      6/30/05
-------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                           -$0.08                      $9.86        $9.94
-------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (JULY-DECEMBER)
-------------------------------------------------------------------------------------------------------
 Dividend Income                       $0.1002
-------------------------------------------------------------------------------------------------------


PERFORMANCE(1)

-------------------------------------------------------------------------------------------------------
 CLASS A                                         6-MONTH                    1-YEAR   INCEPTION (9/2/03)
-------------------------------------------------------------------------------------------------------
 Cumulative Total Return(2)                       +0.20%                    +0.58%         +2.13%
-------------------------------------------------------------------------------------------------------
 Average Annual Total Return(3)                   +0.20%                    +0.58%         +0.91%
-------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                                      2.03%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)                   3.44%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                              2.45%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                               4.16%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 27

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.89%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4) Distribution rate is based on an annualization of the current 1.67 cent per share monthly dividend and the maximum offering price of $9.86 per share on 12/31/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined federal and California personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/05.


28 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 7/1/05     VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,002.00              $2.52
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.68              $2.55
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


30 | Semiannual Report

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of current income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in California. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Tax-Exempt Money Fund's semiannual report for the six months ended December 31, 2005.

PERFORMANCE OVERVIEW

With rising short-term interest rates, money market portfolio yields climbed during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield rose from 1.79% at the beginning of the period to 2.72% on December 31, 2005.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities whose interest is free from federal income tax and California personal income tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.


                                                          Semiannual Report | 31

PORTFOLIO BREAKDOWN
Franklin California Tax-Exempt Money Fund
12/31/05

------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                                   INVESTMENTS
------------------------------------------------------------------------------
Variable Rate Notes                                                      81.7%
------------------------------------------------------------------------------
Notes and Bonds                                                          13.7%
------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                               4.6%
------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Franklin California Tax-Exempt Money Fund
Symbol: FCLXX
12/31/05

------------------------------------------------------------------------------
Seven-day effective yield(1)                                             2.72%
------------------------------------------------------------------------------
Seven-day annualized yield                                               2.68%
------------------------------------------------------------------------------
Taxable equivalent yield(2)                                              4.55%
------------------------------------------------------------------------------

(1)   Seven-day effective yield assumes the compounding of daily dividends.

(2) Taxable equivalent yield assumes the published rates as of 12/29/05 for the maximum combined federal and California personal tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 12/31/05. The Fund's average weighted maturity was 27 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

MANAGER'S DISCUSSION

Short-term municipal bond yields increased during the reporting period, reflecting the Federal Reserve Board's consecutive increases to the federal funds target rate. The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 2.66% for the period under review.(2)

The Fund participated in several deals during the period under review including State of California revenue anticipation notes and Los Angeles County Metropolitan Transportation Authority commercial paper.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

(2) Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

      o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

      o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/1/05     VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,010.10               $2.79
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.43               $2.80
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


34 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                        ------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                        DECEMBER 31,
                                            2005                                       YEAR ENDED JUNE 30,
CLASS A                                  (UNAUDITED)             2005           2004           2003           2002           2001
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .   $    12.85        $    12.24     $    12.83     $    12.32     $    12.17     $    11.76
                                         -----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ............         0.27              0.55           0.56           0.57           0.59           0.61

 Net realized and unrealized gains
  (losses) ...........................        (0.17)             0.62          (0.59)          0.51           0.15           0.40
                                         -----------------------------------------------------------------------------------------

Total from investment operations .....         0.10              1.17          (0.03)          1.08           0.74           1.01
                                         -----------------------------------------------------------------------------------------
Less distributions from net investment
  income .............................        (0.27)            (0.56)         (0.56)         (0.57)         (0.59)         (0.60)
                                         -----------------------------------------------------------------------------------------
Redemption fees ......................           --(c)             --(c)          --             --             --             --
                                         -----------------------------------------------------------------------------------------
Net asset value, end of period .......   $    12.68        $    12.85     $    12.24     $    12.83     $    12.32     $    12.17
                                         =========================================================================================

Total return(b) ......................         0.81%             9.70%         (0.22)%         8.97%          6.15%          8.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....   $1,781,502        $1,780,642     $1,698,669     $1,912,784     $1,789,914     $1,665,581

Ratios to average net assets:

 Expenses ............................         0.60%(d)          0.61%          0.61%          0.61%          0.61%          0.61%

 Net investment income ...............         4.28%(d)          4.38%          4.51%          4.50%          4.74%          5.00%

Portfolio turnover rate ..............         3.37%             3.87%         12.21%          9.79%         16.99%         10.09%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 35

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                        ------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                        DECEMBER 31,
                                            2005                                       YEAR ENDED JUNE 30,
CLASS B                                  (UNAUDITED)             2005           2004           2003           2002           2001
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .   $    12.91        $    12.29     $    12.88     $    12.37     $    12.21     $    11.78
                                         -----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ............         0.24              0.49           0.50           0.50           0.53           0.54

 Net realized and unrealized gains
  (losses) ...........................        (0.17)             0.62          (0.60)          0.51           0.15           0.42
                                         -----------------------------------------------------------------------------------------
Total from investment operations .....         0.07              1.11          (0.10)          1.01           0.68           0.96
                                         -----------------------------------------------------------------------------------------
Less distributions from net investment
  income .............................        (0.24)            (0.49)         (0.49)         (0.50)         (0.52)         (0.53)
                                         -----------------------------------------------------------------------------------------
Redemption fees ......................           --(c)             --(c)          --             --             --             --
                                         -----------------------------------------------------------------------------------------
Net asset value, end of period .......   $    12.74        $    12.91     $    12.29     $    12.88     $    12.37     $    12.21
                                         =========================================================================================

Total return(b) ......................         0.54%             9.15%         (0.77)%         8.34%          5.62%          8.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....   $   74,650        $   78,038     $   77,169     $   85,698     $   56,303     $   20,926

Ratios to average net assets:

 Expenses ............................         1.15%(d)          1.16%          1.16%          1.16%          1.16%          1.16%

 Net investment income ...............         3.73%(d)          3.83%          3.96%          3.95%          4.20%          4.42%

Portfolio turnover rate ..............         3.37%             3.87%         12.21%          9.79%         16.99%         10.09%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


36 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                        ------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                        DECEMBER 31,
                                            2005                                        YEAR ENDED JUNE 30,
CLASS C                                  (UNAUDITED)             2005           2004           2003           2002           2001
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period .   $    12.97        $    12.34     $    12.93     $    12.41     $    12.26     $    11.84
                                         -----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ............         0.24              0.49           0.50           0.50           0.53           0.54

 Net realized and unrealized gains
  (losses) ...........................        (0.17)             0.63          (0.60)          0.52           0.14           0.41
                                         -----------------------------------------------------------------------------------------
Total from investment operations .....         0.07              1.12          (0.10)          1.02           0.67           0.95
                                         -----------------------------------------------------------------------------------------
Less distributions from net investment
  income .............................        (0.24)            (0.49)         (0.49)         (0.50)         (0.52)         (0.53)
                                         -----------------------------------------------------------------------------------------
Redemption fees ......................           --(c)             --(c)          --             --             --             --
                                         -----------------------------------------------------------------------------------------
Net asset value, end of period .......   $    12.80        $    12.97     $    12.34     $    12.93     $    12.41     $    12.26
                                         =========================================================================================

Total return(b) ......................         0.53%             9.19%         (0.78)%         8.39%          5.51%          8.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....   $  132,466        $  129,156     $  120,610     $  136,674     $  108,802     $   79,803

Ratios to average net assets:

 Expenses ............................         1.15%(d)          1.16%          1.16%          1.16%          1.16%          1.16%

 Net investment income ...............         3.73%(d)          3.83%          3.96%          3.95%          4.19%          4.45%

Portfolio turnover rate ..............         3.37%             3.87%         12.21%          9.79%         16.99%         10.09%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 37

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
BONDS 89.6%
CALIFORNIA 89.6%
ABAG Finance Authority for Nonprofit Corps. COP,
   Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ..............   $ 2,055,000   $ 2,196,590
   Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ......................     3,500,000     3,696,455
   Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .........................     5,000,000     5,231,600
ABAG Finance Authority for Nonprofit Corps. Revenue,
   Poway Retirement Housing Foundation Housing Inc. Project, Series A, California Mortgage
    Insured, 5.375%, 11/15/25 ............................................................     5,145,000     5,413,157
   Sansum-Santa Barbara, Series A, California Mortgage Insured, 5.60%, 4/01/26 ...........     2,750,000     2,888,353
Alameda Power and Telecommunication Electric System Revenue COP, MBIA Insured, 5.75%,
  7/01/30 ................................................................................     3,305,000     3,629,584
Alhambra City Elementary School District GO, Series A, FSA Insured, Pre-Refunded, 5.60%,
  9/01/24 ................................................................................     2,065,000     2,249,260
Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 .........................     5,000,000     5,243,800
Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%,
  12/01/22 ...............................................................................     1,080,000     1,152,014
Atascadero CDA, Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 ......     4,315,000     4,485,615
Baldwin Park RDA, Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 .................     4,000,000     4,435,600
Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ......................     1,500,000     1,567,035
Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ..............................     1,000,000     1,085,820
Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
  FSA Insured, 5.00%, 9/02/32 ............................................................     3,800,000     3,948,086
Cabrillo Community College District GO, Series C, AMBAC Insured, Pre-Refunded, 5.375%,
  5/01/26 ................................................................................     5,400,000     5,943,726
Calexico USD, CFD No. 1 Special Tax, AMBAC Insured, Pre-Refunded, 5.60%, 9/01/17 .........     2,930,000     3,100,438
California Community College Financing Authority Lease Revenue, Grossmont, Palomar and
  Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ........................................     3,030,000     3,194,135
California Educational Facilities Authority Revenue,
   Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ................................     4,455,000     4,822,894
   Stanford University, Refunding, Series O, 5.125%, 1/01/31 .............................    24,705,000    25,627,732
   Stanford University, Series N, 5.25%, 12/01/26 ........................................     6,450,000     6,724,963
   Stanford University, Series N, 5.35%, 6/01/27 .........................................    21,250,000    22,110,837
   Stanford University, Series N, 5.20%, 12/01/27 ........................................     6,000,000     6,226,620
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ..........................       900,000       935,496
   University of Southern California, Series C, Pre-Refunded, 5.125%, 10/01/28 ...........     3,845,000     4,008,759
California Health Facilities Financing Authority Revenue,
   Catholic Healthcare West, 2005, Refunding, Series A, 5.00%, 7/01/28 ...................    12,995,000    12,787,990
   Catholic Healthcare West, 2005, Series A, Pre-Refunded, 5.00%, 7/01/28 ................     2,005,000     2,107,716
   Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ......................    10,000,000    10,055,800
   Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ...........     3,970,000     4,098,866
   Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/17 ........     1,030,000     1,064,567
   Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ....     1,160,000     1,230,296
   Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ......................................    15,400,000    15,798,244
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .....................................     5,000,000     5,220,750
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .....................................     4,000,000     4,165,960
   Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 .............     3,325,000     3,421,525
   Northern California Presbyterian, 5.40%, 7/01/28 ......................................     5,000,000     5,059,050


38 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
California Health Facilities Financing Authority Revenue, (cont.)
   Orange County Health Facility, Series A, California Mortgage Insured, 6.20%,
    11/01/24 ...............................................................................       $ 3,435,000     $ 3,666,691
   Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ..........         2,000,000       2,073,440
   Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 ...................................         1,700,000       1,773,610
   Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 ...................................         4,000,000       4,106,600
   The Help Group, California Mortgage Insured, 5.40%, 8/01/22 .............................         5,000,000       5,206,450
   True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
    9/01/25 ................................................................................         1,250,000       1,321,825
   UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 .......................         9,530,000       9,791,694
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
  first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 ......................................         8,460,000       8,841,208
California PCFA, PCR, Southern California Edison Co., Series C, MBIA Insured, 5.55%,
  9/01/31 ..................................................................................         4,800,000       5,053,440
California Public School District Financing Authority Lease Revenue, Southern Kern USD,
  Series B, FSA Insured, ETM, 5.90%, 9/01/26 ...............................................         1,615,000       1,918,200
California State Department of Water Resources Central Valley Project Revenue, Water System,
  Series Q, MBIA Insured,
   5.375%, 12/01/27 ........................................................................           365,000         376,906
   Pre-Refunded, 5.375%, 12/01/27 ..........................................................           635,000         656,927
California State Department of Water Resources Water Revenue,
   Central Valley Project, Refunding, Series AD, FSA Insured, 5.00%, 12/01/26 ..............         2,170,000       2,293,299
   Series W, FSA Insured, 5.125%, 12/01/29 .................................................         5,000,000       5,223,550
California State GO,
   5.00%, 10/01/27 .........................................................................        30,790,000      31,858,413
   AMBAC Insured, 6.30%, 9/01/06 ...........................................................         9,000,000       9,183,240
   FGIC Insured, 5.375%, 6/01/26 ...........................................................         1,610,000       1,639,012
   FGIC Insured, Pre-Refunded, 5.375%, 6/01/26 .............................................         3,390,000       3,453,867
   FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ...............................................        34,500,000      37,460,445
   MBIA Insured, 6.00%, 8/01/16 ............................................................           210,000         212,514
   MBIA Insured, 6.00%, 10/01/21 ...........................................................            65,000          65,432
   MBIA Insured, 5.00%, 8/01/29 ............................................................        20,250,000      20,908,530
   Refunding, 5.125%, 6/01/31 ..............................................................        25,000,000      25,886,750
California State Local Government Finance Authority Revenue, Marin Valley Mobile,
  Senior Series A, FSA Insured, 5.80%, 10/01/20 ............................................         4,275,000       4,543,727
California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
  Series A, AMBAC Insured, 5.00%,
   12/01/21 ................................................................................         4,100,000       4,296,062
   12/01/26 ................................................................................         5,675,000       5,877,030
California State University Foundation Revenue, Monterey Bay, MBIA Insured,
  Pre-Refunded, 5.35%, 6/01/31 .............................................................         2,000,000       2,188,960
California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA
  Insured, Pre-Refunded, 5.125%, 6/01/33 ...................................................         3,200,000       3,467,104
California State University Revenue and Colleges Revenue, Systemwide, Series A,
  AMBAC Insured, 5.00%, 11/01/33 ...........................................................        22,000,000      22,848,100


                                                          Semiannual Report | 39

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
California State University Revenue, Systemwide, Series C, MBIA Insured, 5.00%,
  11/01/28 ...............................................................................     $23,215,000     $24,504,361
California Statewide CDA,
   COP, California Mortgage Insured, 5.75%, 8/01/21 ......................................       9,585,000      10,259,113
   COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .................................      12,250,000      12,603,167
   COP, FSA Insured, 5.50%, 8/15/31 ......................................................       7,000,000       7,512,750
   COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ..........................................       9,700,000       9,984,792
   COP, MBIA Insured, 5.00%, 4/01/18 .....................................................       3,000,000       3,114,480
   MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
    8/01/33 ..............................................................................       2,785,000       2,967,612
California Statewide CDA Revenue,
   Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ..............................       7,625,000       7,972,852
   COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ................       5,000,000       5,203,700
   Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ....................       2,000,000       2,152,160
   Refunding, California Mortgage Insured, 5.00%, 8/01/21 ................................       2,035,000       2,122,159
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
   Series A, FSA Insured, 5.00%, 10/01/32 ................................................       9,320,000       9,647,971
   Series B, FSA Insured, 5.65%, 10/01/26 ................................................       3,420,000       3,721,610
   Series B, FSA Insured, 5.75%, 10/01/29 ................................................       1,465,000       1,584,559
Cambria Community Services District Water and Wastewater Revenue, Refunding, Series A,
  MBIA Insured, 6.00%, 5/01/15 ...........................................................       1,330,000       1,357,079
Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ............................................       7,150,000       7,452,945
Castaic Lake Water Agency Revenue COP, Series A, MBIA Insured, 5.00%, 8/01/29 ............       8,000,000       8,270,320
Chaffey Community College District GO,
   Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ......................................         270,000         283,225
   Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 ...................................       5,480,000       5,997,202
Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 .............       2,790,000       2,969,564
Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
  Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ......................................       2,000,000       2,024,620
Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured,
   5.00%, 8/01/28 ........................................................................       2,685,000       2,818,471
Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ......................       3,265,000       3,389,070
Coachella Valley USD, GO, Election, Series A, FGIC Insured, 5.00%,
   8/01/27 ...............................................................................       3,650,000       3,851,590
   8/01/28 ...............................................................................       3,850,000       4,059,517
Compton USD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/29 ................       2,000,000       2,096,360
Corona-Norco USD, COP, Refunding, FSA Insured, 5.125%,
   4/15/25 ...............................................................................       5,355,000       5,559,507
   4/15/29 ...............................................................................       2,540,000       2,629,941
Coronado CDA, Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
  9/01/26 ................................................................................       2,700,000       2,917,836
Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ........................       5,070,000       5,255,410
Culver City USD, GO, MBIA Insured,
   5.125%, 8/01/37 .......................................................................         650,000         672,913
   5.20%, 8/01/38 ........................................................................       3,285,000       3,421,656
Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ......................       1,620,000       1,803,238


40 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ...............     $14,000,000     $14,529,200
El Dorado County Public Agency Financing Authority Revenue, FGIC Insured, 5.50%,
   2/15/16 ...............................................................................       2,250,000       2,300,603
   2/15/21 ...............................................................................       3,500,000       3,578,715
El Monte City School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
  5/01/30 ................................................................................       4,500,000       4,732,515
El Monte Water Authority Revenue, Water System Project, AMBAC Insured, 5.60%,
  9/01/34 ................................................................................       1,800,000       1,956,690
Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
  9/01/30 ................................................................................       3,770,000       3,912,619
Escondido USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 .................................      11,665,000      12,188,992
Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ..............................................       4,145,000       4,360,789
Fairfield Suisun USD, GO,
   Election of 2002, MBIA Insured, 5.00%, 8/01/25 ........................................       4,185,000       4,411,492
   MBIA Insured, 5.00%, 8/01/27 ..........................................................      12,000,000      12,585,120
Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
  MBIA Insured, 5.00%, 3/01/33 ...........................................................       5,000,000       5,199,100
Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 .......       2,030,000       2,144,594
Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Refunding, Series A,
  MBIA Insured, 5.00%, 1/01/35 ...........................................................      66,735,000      68,209,176
Fremont UHSD Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 5.00%,
  9/01/26 ................................................................................      10,000,000      10,883,300
Fresno USD, GO, Refunding,
   Series B, MBIA Insured, 5.00%, 2/01/21 ................................................       2,860,000       3,126,924
   Series C, MBIA Insured, 5.90%, 2/01/20 ................................................       2,065,000       2,454,500
   Series C, MBIA Insured, 5.90%, 8/01/22 ................................................       3,000,000       3,604,410
Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
  5.75 %,
   7/01/25 ...............................................................................       1,250,000       1,379,875
   7/01/30 ...............................................................................       1,000,000       1,100,400
Gilroy USD, GO, Election of 2002, FGIC Insured, 5.00%, 8/01/30 ...........................       8,650,000       9,106,893
Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 ..................................       2,750,000       2,951,465
Glendora PFAR, Tax Allocation, Project No. 1, Refunding, Series A, MBA Insured, 5.00%,
  9/01/24 ................................................................................       5,000,000       5,269,350
Grant Joint UHSD, GO, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ..........................       5,235,000       5,734,000
Grossmont UHSD, COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ...........................       2,250,000       2,437,425
Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 ...................       1,250,000       1,315,050
Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
  5.125%, 10/01/32 .......................................................................      19,815,000      20,987,255
Huntington Beach City and School District COP, MBIA Insured, 5.25%, 7/01/29 ..............       1,795,000       1,912,590
Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
   8/01/25 ...............................................................................       3,045,000       3,907,161
   8/01/29 ...............................................................................       3,075,000       4,010,323
Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured, 5.00%,
  9/01/32 ................................................................................       7,000,000       7,243,740
Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ............................................       1,600,000       1,757,184


                                                          Semiannual Report | 41

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 .............     $ 7,800,000     $ 8,062,158
Kern County High School District GO, FSA Insured, ETM, 6.625%,
   8/01/14 ...............................................................................       1,535,000       1,867,235
   8/01/15 ...............................................................................       1,400,000       1,724,968
Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment
  Projects No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ...........................       5,775,000       6,012,064
Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 .........       8,800,000       9,146,808
Lodi Electric System Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
  1/15/32 ................................................................................       4,000,000       4,297,360
Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ...............................................       2,150,000       2,255,372
Long Beach Bond Finance Authority Lease Revenue,
   Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 ..............       4,000,000       4,226,760
   Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 ..............      11,000,000      11,476,850
   Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 ..............       2,000,000       2,120,900
   Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 .....................       6,780,000       7,053,573
   Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 .....................      10,500,000      10,879,680
Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
  Redevelopment Projects, Series A, AMBAC Insured, 5.00%,
   8/01/25 ...............................................................................      13,550,000      14,095,523
   8/01/31 ...............................................................................      12,000,000      12,420,480
Long Beach University School District GO, Election of 1999, Series C, MBIA Insured, 5.125%,
  8/01/31 ................................................................................      13,870,000      14,528,270
Los Angeles Community College District GO,
   Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ..................................       4,000,000       4,318,080
   Series B, FSA Insured, 5.00%, 8/01/27 .................................................       4,000,000       4,195,040
Los Angeles COP,
   Municipal Improvement Corp. of Los Angeles AW, AMBAC Insured, 5.00%, 6/01/27 ..........       5,895,000       6,157,917
   Real Property Program, MBIA Insured, 5.00%, 2/01/27 ...................................       9,890,000      10,261,567
Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%,
   11/01/27 ..............................................................................       2,500,000       2,625,600
   11/01/33 ..............................................................................       2,500,000       2,637,925
Los Angeles County MTA, Sales Tax Revenue, Proposition A, First Tier, Senior Series A,
  MBIA Insured, Pre-Refunded, 5.25%, 7/01/27 .............................................      27,870,000      28,980,619
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
  District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/29 ...........................       6,460,000       6,811,036
Los Angeles Harbor Department Revenue, Series B, MBIA Insured, 6.20%, 8/01/25 ............       2,500,000       2,565,650
Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ..........         800,000         803,832
Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ...........      10,000,000      10,497,800
Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA Insured,
  5.00%, 7/01/24 .........................................................................      12,000,000      12,438,480
Lynwood PFA Tax Allocation, Project Area A, Series A, FSA Insured, 5.85%, 9/01/18 ........       1,765,000       1,944,642
Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
   5.85%, 6/01/22 ........................................................................         665,000         720,202
   5.90%, 6/01/29 ........................................................................       3,105,000       3,358,306
Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 .....       1,200,000       1,254,000
Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ..............       2,680,000       2,864,625


42 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Menlo Park CDA Tax Allocation, Las Pulgas Community Development Project, Refunding,
  AMBAC Insured, 5.375%, 6/01/22 .........................................................     $10,000,000     $10,276,800
Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
  9/01/26 ................................................................................      10,000,000      10,506,300
Metropolitan Water District Southern California Waterworks Revenue,
   Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/30 ..................................       6,525,000       6,813,405
   Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ..................................       2,500,000       2,544,675
Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ................       1,025,000       1,120,294
Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
   7/01/26 ...............................................................................       5,000,000       5,193,750
   7/01/31 ...............................................................................       8,285,000       8,553,020
Modesto Wastewater Treatment Facility Revenue, MBIA Insured, Pre-Refunded, 5.75%,
  11/01/22 ...............................................................................      14,375,000      15,166,919
Montebello Community RDA Tax Allocation,
   Housing, Series A, FSA Insured, 5.45%, 9/01/19 ........................................       1,100,000       1,160,610
   Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 .......       2,460,000       2,493,382
Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
  11/01/26 ...............................................................................       8,715,000       9,435,382
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 ...........       4,000,000       4,210,600
Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 ........................................       3,840,000       4,162,330
Mount Diablo USD,
   CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/15 .......................       1,000,000       1,023,960
   CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/16 .......................       2,270,000       2,324,389
   CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.375%, 8/01/19 ......................       7,290,000       7,447,245
   GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 ....................................       6,025,000       6,335,890
Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ...................................       2,380,000       2,488,195
Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 .............................................       2,535,000       2,664,767
Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA Insured, 5.50%,
  1/01/17 ................................................................................       4,600,000       4,793,614
Nevada Joint UHSD, GO,
   Election of 2002, Series B, FSA Insured, 5.00%, 8/01/30 ...............................       5,125,000       5,395,703
   Series A, FSA Insured, 5.00%, 8/01/26 .................................................       1,295,000       1,353,171
Norco RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
  3/01/30 ................................................................................       1,000,000       1,087,400
North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
  FSA Insured,
   5.75%, 9/01/15 ........................................................................       1,260,000       1,305,977
   6.00%, 9/01/19 ........................................................................       2,500,000       2,595,225
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
  7/01/23 ................................................................................       3,200,000       4,358,432
Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
  6.00%, 1/01/29 .........................................................................      10,000,000      10,985,700
Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 .............................................       2,500,000       2,659,300
Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .....................       8,000,000       8,337,440
Orinda COP, City Offices, AMBAC Insured, 5.00%, 7/01/30 ..................................       2,155,000       2,242,536


                                                          Semiannual Report | 43

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
  Series A, MBIA Insured, 5.00%, 11/01/25 ................................................     $ 2,295,000     $ 2,395,957
Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 .................................       1,130,000       1,165,742
Pasadena Area Community College District GO, Election of 2002, Series A, FGIC
  Insured, 5.00%, 6/01/28 ................................................................       4,000,000       4,188,720
Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 ...................       1,000,000       1,074,400
Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
  8/01/32 ................................................................................       8,450,000       8,995,194
Perris CFD Special Tax, No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 ...............       4,000,000       4,264,880
Placer County COP, Administrative and Emergency Services, MBIA Insured, 5.65%,
  6/01/24 ................................................................................       4,000,000       4,202,080
Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
  6/01/33 ................................................................................       3,280,000       3,430,978
Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%,
   10/01/30 ..............................................................................       5,190,000       5,404,918
   10/01/35 ..............................................................................       6,635,000       6,872,599
Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
  10/01/23 ...............................................................................       3,000,000       3,141,540
Poway RDA, Tax Allocation,
   Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ..........................       9,195,000       9,555,260
   Refunding, MBIA Insured, 5.75%, 6/15/33 ...............................................      11,475,000      12,676,203
Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
   Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 .......................................       2,000,000       2,062,420
   Refunding, FSA Insured, 5.25%, 9/01/20 ................................................       2,500,000       2,653,100
Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project, Series A,
  MBIA Insured,
   5.75%, 3/01/19 ........................................................................       3,090,000       3,210,139
   5.25%, 3/01/26 ........................................................................          75,000          77,494
Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ............................       3,000,000       3,128,790
Rescue USD, GO, Election of 1998, MBIA Insured, 5.00%, 9/01/30 ...........................       7,015,000       7,387,988
Ripon RDA, Tax Allocation, Community Redevelopment Project, MBIA Insured, 5.85%,
  11/01/30 ...............................................................................       3,975,000       4,440,035
Riverside County COP, Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%,
  11/01/27 ...............................................................................       3,000,000       3,200,760
Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .....................       5,685,000       6,203,188
Sacramento Area Flood Control Agency Special Assessment,
   Capital AD No. 2, FGIC Insured, Pre-Refunded, 5.80%, 11/01/16 .........................       1,000,000       1,041,040
   Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ..............................       1,475,000       1,535,534
   Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ..............................       2,690,000       2,802,550
Sacramento City Financing Authority Revenue,
   Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/26 ...........       8,395,000       9,044,269
   Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ...........      21,500,000      23,162,810
   City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
    12/01/28 .............................................................................      10,000,000      10,887,200
Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 .........       5,920,000       6,098,666
Sacramento County Sanitation District Financing Authority Revenue, Sacramento
Regional
  County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ............................      10,000,000      10,482,800


44 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
  5.75%, 9/01/30 .............................................................................     $ 3,435,000     $ 3,782,519
Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ...........................       1,645,000       1,649,063
San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
  5.25%, 10/01/25 ............................................................................       7,000,000       7,331,450
San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
  FSA Insured, 5.75%, 6/01/14 ................................................................       2,250,000       2,296,688
San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 ...................       2,110,000       2,313,172
San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
  5.25%, 5/15/27 .............................................................................       2,950,000       3,044,843
San Francisco BART District Sales Tax Revenue,
   5.00%, 7/01/28 ............................................................................       2,795,000       2,872,505
   FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ................................................       6,500,000       7,036,770
   FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ................................................      12,000,000      12,990,960
   Pre-Refunded, 5.00%, 7/01/28 ..............................................................       5,205,000       5,478,054
San Francisco City and County Airports Commission International Airport Revenue, Refunding,
  Second Series 28A, MBIA Insured, 5.125%,
   5/01/24 ...................................................................................       9,745,000      10,201,846
   5/01/27 ...................................................................................      16,575,000      17,193,910
San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
  Series A, FSA Insured, 5.00%, 11/01/31 .....................................................       3,885,000       4,027,580
San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ..........       6,000,000       6,282,180
San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
  MBIA Insured, 5.00%, 9/01/31 ...............................................................      13,415,000      13,889,891
San Joaquin Delta Community College District GO, Election of 2004, Series A, FSA Insured,
  5.00%, 8/01/29 .............................................................................       5,050,000       5,300,581
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ........................................      18,075,000      18,732,930
   Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 .........................................      11,860,000      12,286,723
   senior lien, MBIA Insured, 5.00%, 1/01/33 .................................................      10,035,000      10,093,504
San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
  5.00%, 6/01/27 .............................................................................      10,000,000      10,365,200
San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 .............       3,500,000       3,653,650
San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 ...................       5,115,000       5,361,032
San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29 .........       5,000,000       5,448,850
San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series A,
  MBIA Insured,
   5.75%, 10/01/29 ...........................................................................       5,340,000       5,960,722
   5.80%, 10/01/30 ...........................................................................       7,800,000       8,607,846
San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 ...........       5,790,000       6,215,044
Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ....................................       5,555,000       5,793,254
Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC
Insured,
  5.00%, 11/15/22 ............................................................................       3,950,000       4,103,497
Santa Fe Springs PFA Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.90%,
   5/01/21 ...................................................................................         900,000         925,713
   5/01/26 ...................................................................................       1,190,000       1,223,998
Santa Monica Community College District GO, Series B, AMBAC Insured, 5.75%, 7/01/20 ..........       1,495,000       1,528,518


                                                          Semiannual Report | 45

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
  7/01/33 .....................................................................................      $11,050,000     $11,483,602
Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 ........................        4,000,000       4,216,400
Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
  AMBAC Insured, 6.00%, 7/02/15 ...............................................................        2,000,000       2,332,240
Sequoia UHSD, GO, Refunding, FSA Insured, 5.00%, 7/01/28 ......................................        3,060,000       3,239,285
Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ...............        3,455,000       3,766,537
Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ............................................        2,400,000       2,458,848
South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 .......................................        3,155,000       3,308,396
South San Francisco COP, 5.00%, 4/01/29 .......................................................        2,000,000       2,040,460
Southern California Public Power Authority Power Project Revenue, Series A, AMBAC Insured,
  5.00%, 7/01/33 ..............................................................................       29,000,000      30,291,660
Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 .................        3,005,000       3,138,212
Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 .........................        2,000,000       2,183,840
Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B,
  FSA Insured, 5.90%, 7/01/12 .................................................................        2,490,000       2,628,494
Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
  5.00%, 9/01/23 ..............................................................................        6,500,000       6,834,555
Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 .................................................        3,000,000       3,303,120
Tahoe-Truckee Joint USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.95%, 9/01/20 .............        3,620,000       3,756,727
Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%,
  8/01/20 .....................................................................................        4,340,000       4,741,710
Tri-City Hospital District Revenue,
   MBIA Insured, 6.00%, 2/01/22 ...............................................................        2,350,000       2,355,476
   Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 .........................................        2,750,000       2,811,820
Truckee PFA Lease Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/30 .............        1,990,000       2,175,508
Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus Foundation,
  MBIA Insured, 5.875%, 6/01/22 ...............................................................        2,000,000       2,060,600
Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 .......................................        6,855,000       7,349,177
Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
  5.75%, 10/01/32 .............................................................................       14,100,000      15,487,158
University of California Revenues, Multi Purpose Projects,
   Series H, FGIC Insured, Pre-Refunded, 5.50%, 9/01/28 .......................................        2,500,000       2,617,675
   Series K, FGIC Insured, 5.00%, 9/01/23 .....................................................        3,160,000       3,259,888
   Series M, FGIC Insured, 5.125%, 9/01/30 ....................................................        8,720,000       9,134,636
Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured, 5.00%,
  9/01/31 .....................................................................................        5,095,000       5,238,577
Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%, 8/01/30 .............................       12,670,000      13,339,229
Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%,
  5/01/26 .....................................................................................       12,500,000      12,852,750
Vista USD, GO, Series A, FSA Insured, 5.25%, 8/01/25 ..........................................        5,000,000       5,346,000
Washington Township Health Care District Revenue,
   5.00%, 7/01/18 .............................................................................        2,000,000       2,060,180
   5.125%, 7/01/23 ............................................................................          450,000         462,105
Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
  8/01/25 .....................................................................................        2,045,000       2,201,606


46 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
West Basin Municipal Water District Revenue COP,
   1992 Project, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/17 ..........................     $ 3,370,000     $    3,515,146
   Refunding, Series A, MBIA Insured, 5.00%, 8/01/24 .........................................       2,500,000          2,633,475
   Refunding, Series A, MBIA Insured, 5.00%, 8/01/30 .........................................       5,745,000          5,994,850
Western Placer USD Financing Corp. COP, Capital Appreciation, 5.55%, 11/01/30 ................       6,930,000          7,000,062
Westlands Water District Revenue COP,
   MBIA Insured, 5.00%, 9/01/29 ..............................................................      11,775,000         12,260,365
   Series A, MBIA Insured, 5.00%, 9/01/35 ....................................................       1,460,000          1,515,305
Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
  5.00%, 3/01/32 .............................................................................       6,340,000          6,628,660
Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
   3/01/33 ...................................................................................       3,870,000          4,016,596
   3/01/35 ...................................................................................       2,590,000          2,688,109
Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue, Sweetwater,
  Series A, MBIA Insured, Pre-Refunded, 5.70%, 9/01/19 .......................................       4,000,000          4,095,200
                                                                                                                   --------------
TOTAL BONDS (COST $1,658,983,894) ............................................................                      1,781,839,278
                                                                                                                   --------------
ZERO COUPON/STEP-UP BONDS 8.6%
CALIFORNIA 8.6%
Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
  8/01/25 ....................................................................................       9,045,000          3,358,680
Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
   5.25% thereafter, 10/01/21 ................................................................      64,660,000         49,175,223
   5.45% thereafter, 10/01/25 ................................................................      25,000,000         18,843,500
Alhambra City Elementary School District GO, Capital Appreciation, Election of 1999, Series B,
  FGIC Insured, 9/01/27 ......................................................................       3,035,000          1,077,425
California HFAR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 .............................         575,000            452,928
Corona-Norco USD, GO,
   Series B, FSA Insured, 9/01/23 ............................................................       2,320,000          1,023,352
   Series B, FSA Insured, 9/01/24 ............................................................       2,620,000          1,093,326
   Series B, FSA Insured, 3/01/25 ............................................................       1,400,000            567,490
   Series C, FGIC Insured, 9/01/25 ...........................................................       4,655,000          1,842,961
   Series C, FGIC Insured, 9/01/26 ...........................................................       6,080,000          2,282,432
Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
  MBIA Insured,
   1/15/17 ...................................................................................      20,000,000         11,587,000
   1/15/18 ...................................................................................      25,000,000         13,637,250
   1/15/19 ...................................................................................       5,970,000          3,064,998
Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, 8/01/23 ..........       3,030,000          1,341,714
Grossmont UHSD, GO, Capital Appreciation, Election of 2004, FSA Insured, 8/01/24 .............       5,110,000          2,140,732
Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured,
   8/01/25 ...................................................................................       5,495,000          2,184,098
   7/01/26 ...................................................................................       5,965,000          2,257,037
Newark USD, GO, Capital Appreciation,
   Series B, FGIC Insured, 8/01/24 ...........................................................       9,905,000          3,597,694
   Series C, FSA Insured, 8/01/22 ............................................................       2,165,000            940,974


                                                          Semiannual Report | 47

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON/STEP-UP BONDS (CONT.)
CALIFORNIA (CONT.)
Newark USD, GO, Capital Appreciation, (cont.)
   Series C, FSA Insured, 8/01/23 ........................................................     $ 2,465,000     $    1,004,463
   Series C, FSA Insured, 8/01/24 ........................................................       2,560,000            983,296
   Series C, FSA Insured, 8/01/25 ........................................................       2,705,000            979,372
Patterson Joint USD, GO, Series A, FGIC Insured,
   8/01/22 ...............................................................................       1,900,000            886,977
   8/01/23 ...............................................................................       1,985,000            878,978
   8/01/24 ...............................................................................       2,075,000            869,280
   8/01/25 ...............................................................................       2,170,000            862,510
   8/01/26 ...............................................................................       2,265,000            853,656
San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 .........................      28,405,000         11,993,159
San Gabriel USD, GO, Capital Appreciation, Series A, FSA Insured,
   8/01/26 ...............................................................................       3,530,000          1,330,422
   2/01/27 ...............................................................................       1,850,000            675,324
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
  Refunding, Series A, MBIA Insured, 1/15/26 .............................................      13,155,000          5,057,966
San Marino USD, GO, Series A, MBIA Insured, 7/01/25 ......................................       6,080,000          2,426,102
Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, 4/01/24 .........      14,245,000          6,061,532
Southern Kern USD, COP, Convertible Capital Appreciation Building Program, Series B,
  FSA Insured, zero cpn. to 3/01/06, 5.625% thereafter, 9/01/26 ..........................       2,250,000          2,304,608
Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
   8/01/28 ...............................................................................       2,340,000            770,913
   8/01/29 ...............................................................................       2,440,000            761,768
   8/01/30 ...............................................................................       2,550,000            752,301
   8/01/31 ...............................................................................       2,660,000            741,156
Union Elementary School District GO, Capital Appreciation,
   Series A, FGIC Insured, 9/01/24 .......................................................       2,000,000            827,020
   Series B, FGIC Insured, 9/01/25 .......................................................       5,500,000          2,156,715
   Series B, FGIC Insured, 9/01/26 .......................................................       5,850,000          2,174,094
Vista USD, GO, Capital Appreciation, Series A, FSA Insured,
   8/01/26 ...............................................................................       7,150,000          2,694,763
   2/01/27 ...............................................................................       4,795,000          1,750,367
                                                                                                               --------------
TOTAL ZERO COUPON/STEP-UP BONDS (COST $150,818,925) ......................................                        170,265,556
                                                                                                               --------------
TOTAL LONG TERM INVESTMENTS (COST $1,809,802,819) ........................................                      1,952,104,834
                                                                                                               --------------


48 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

-------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 0.6%
   BONDS 0.6%
   CALIFORNIA 0.6%
(a)California State Department of Water Resources Power Supply Revenue,
      Series B-2, Daily VRDN and Put, 3.75%, 5/01/22 .......................................     $ 2,600,000     $    2,600,000
      Series B-4, Daily VRDN and Put, 3.75%, 5/01/22 .......................................         150,000            150,000
      Series B-6, Daily VRDN and Put, 3.62%, 5/01/22 .......................................         600,000            600,000
(a)California State Economic Recovery Revenue,
      Series C-3, Daily VRDN and Put, 3.72%, 7/01/23 .......................................       1,400,000          1,400,000
      Series C-8, Daily VRDN and Put, 3.65%, 7/01/23 .......................................       1,600,000          1,600,000
(a)California State GO, Series A-3, Daily VRDN and Put, 3.72%, 5/01/33 .....................       1,925,000          1,925,000
(a)Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
     3.53%, 7/01/34 ........................................................................       4,200,000          4,200,000
(a)Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put, 3.62%,
     8/01/30 ...............................................................................         200,000            200,000
                                                                                                                 --------------
   TOTAL SHORT TERM INVESTMENTS (COST $12,675,000) .........................................                         12,675,000
                                                                                                                 --------------
   TOTAL INVESTMENTS (COST $1,822,477,819) 98.8% ...........................................                      1,964,779,834
   OTHER ASSETS, LESS LIABILITIES 1.2% .....................................................                         23,837,448
                                                                                                                 --------------
   NET ASSETS 100.0% .......................................................................                     $1,988,617,282
                                                                                                                 ==============

See Selected Portfolio Abbreviations on page 68.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                     Semiannual Report | See notes to financial statements. | 49

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                          DECEMBER 31,
                                             2005                                  YEAR ENDED JUNE 30,
CLASS A                                   (UNAUDITED)          2005          2004          2003          2002          2001
                                          ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)

Net asset value, beginning of period ...    $  11.68         $  11.36      $  11.74      $  11.41      $  11.25      $  10.92
                                            ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .............        0.21             0.43          0.44          0.44          0.47          0.51

 Net realized and unrealized gains
  (losses) .............................       (0.17)            0.32         (0.38)         0.34          0.17          0.34
                                            ----------------------------------------------------------------------------------
Total from investment operations .......        0.04             0.75          0.06          0.78          0.64          0.85
                                            ----------------------------------------------------------------------------------
Less distributions from net investment
  income ...............................       (0.21)           (0.43)        (0.44)        (0.45)        (0.48)        (0.52)
                                            ----------------------------------------------------------------------------------
Redemption fees ........................          --(c)            --(c)         --            --            --            --
                                            ----------------------------------------------------------------------------------
Net asset value, end of period .........    $  11.51         $  11.68      $  11.36      $  11.74      $  11.41      $  11.25
                                            ==================================================================================

Total return(b) ........................        0.37%            6.67%         0.50%         6.92%         5.80%         7.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $462,176         $453,335      $384,196      $414,558      $324,061      $224,156

Ratios to average net assets:

 Expenses ..............................        0.66%(d)         0.67%         0.67%         0.68%         0.70%         0.72%

 Expenses net of waiver and payments

  by affiliate .........................        0.66%(d)         0.67%         0.67%         0.68%         0.68%         0.60%

 Net investment income .................        3.68%(d)         3.67%         3.76%         3.80%         4.13%         4.56%

Portfolio turnover rate ................        3.88%            4.17%        17.36%         9.56%        12.05%         8.02%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


50 | See notes to financial statements. | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                  -------------------------------------------
                                                   SIX MONTHS ENDED          YEAR ENDED
                                                  DECEMBER 31, 2005            JUNE 30,
CLASS C                                               (UNAUDITED)          2005         2004
                                                  -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........         $ 11.70         $ 11.37      $ 11.73
                                                        -------------------------------------
Income from investment operations:

 Net investment income(a) .....................            0.18            0.36         0.37

 Net realized and unrealized gains (losses) ...           (0.17)           0.33        (0.36)
                                                        -------------------------------------
Total from investment operations ..............            0.01            0.69         0.01
                                                        -------------------------------------
Less distributions from net investment income .           (0.18)          (0.36)       (0.37)
                                                        -------------------------------------
Redemption fees ...............................              --(c)           --(c)        --
                                                        -------------------------------------
Net asset value, end of period ................         $ 11.53         $ 11.70      $ 11.37
                                                        =====================================

Total return(b) ...............................            0.09%           6.15%        0.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............         $23,631         $19,082      $ 9,142

Ratios to average net assets:

 Expenses .....................................            1.21%(d)        1.22%        1.22%

 Net investment income ........................            3.13%(d)        3.12%        3.21%

Portfolio turnover rate .......................            3.88%           4.17%       17.36%


(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.1%
BONDS 91.8%
CALIFORNIA 89.6%
ABAG Finance Authority for Nonprofit Corps. COP,
   Partner North County Health Project, 5.50%, 3/01/06 .....................................     $   170,000     $   170,425
   Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/15 ..................       3,000,000       3,135,660
ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
   5.125%, 3/01/18 .........................................................................       2,695,000       2,791,993
   5.25%, 3/01/19 ..........................................................................       2,315,000       2,409,822
ABAG Revenue, Refunding, Series A-E,
   5.00%, 9/15/06 ..........................................................................         595,000         599,486
   5.05%, 9/15/07 ..........................................................................         610,000         622,566
   5.40%, 9/15/14 ..........................................................................       2,455,000       2,506,800
ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured, 5.00%,
  10/01/10 .................................................................................       3,035,000       3,217,798
Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
  8/01/14 ..................................................................................       1,330,000       1,368,716
Anaheim UHSD, GO, Refunding, FSA Insured, 5.00%, 8/01/18 ...................................       4,740,000       5,117,683
Antelope Valley UHSD, GO, Series A, MBIA Insured,
   4.50%, 8/01/13 ..........................................................................       1,230,000       1,298,597
   4.625%, 8/01/14 .........................................................................       1,250,000       1,322,338
Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B, 5.40%, 9/02/07 ......       1,080,000       1,094,602
Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
  FSA Insured, 4.00%, 9/02/17 ..............................................................       1,485,000       1,478,095
Burbank Electric Revenue, MBIA Insured, 4.00%,
   6/01/11 .................................................................................       1,000,000       1,027,380
   6/01/12 .................................................................................       1,000,000       1,026,710
Burbank USD, GO, Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 ..................       2,500,000       2,563,900
Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 .....................       5,045,000       5,058,470
California Educational Facilities Authority Revenue,
   Pooled College and University Projects, Series B, Pre-Refunded, 6.125%, 4/01/13 .........       1,000,000       1,053,790
   Stanford University, Refunding, Series R, 4.00%, 11/01/11 ...............................       1,000,000       1,027,680
California Health Facilities Financing Authority Revenue,
   The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ........................       1,350,000       1,383,345
   The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 .........................       1,200,000       1,248,060
   Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .......................................       5,000,000       5,317,750
   Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .......................................       2,000,000       2,123,300
   Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .......................................       3,850,000       4,082,155
   Paradise Valley Estates, California Mortgage Insured, 3.875%, 1/01/09 ...................       1,555,000       1,543,089
   Paradise Valley Estates, California Mortgage Insured, 4.125%, 1/01/10 ...................       1,000,000       1,014,510
   Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/11 ....................       1,480,000       1,544,972
   Paradise Valley Estates, California Mortgage Insured, 4.375%, 1/01/12 ...................       1,000,000       1,019,260
   Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/13 ....................       1,815,000       1,924,699
   Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/14 ....................       1,635,000       1,729,732
   Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .......................       3,750,000       3,881,775
California HFA, SFM Purchase, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 ..........         565,000         577,758
California State Department of Water Resources Central Valley Project Revenue, Water System,
   Refunding, Series S, 5.00%, 12/01/19 ....................................................       1,915,000       1,991,140
   Series S, Pre-Refunded, 5.00%, 12/01/19 .................................................       2,085,000       2,175,385


52 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
California State Department of Water Resources Power Supply Revenue, Series A,
   5.50%, 5/01/12 ..........................................................................     $ 2,000,000     $ 2,192,900
   Pre-Refunded, 5.125%, 5/01/18 ...........................................................       2,500,000       2,739,625
California State Department of Water Resources Water Revenue, Central Valley Project,
   Series AD, FSA Insured, 5.00%, 12/01/20 .................................................       5,000,000       5,352,100
   Series Z, FGIC Insured, 3.50%, 12/01/12 .................................................       5,000,000       4,981,650
California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 .......................      10,670,000      11,519,225
California State GO,
   5.00%, 11/01/12 .........................................................................         665,000         707,367
   5.25%, 2/01/14 ..........................................................................       4,000,000       4,342,800
   5.25%, 6/01/16 ..........................................................................         630,000         641,069
   Pre-Refunded, 5.00%, 11/01/12 ...........................................................       1,335,000       1,443,242
   Pre-Refunded, 5.25%, 6/01/16 ............................................................       1,370,000       1,394,852
   Refunding, 4.00%, 2/01/10 ...............................................................       6,900,000       7,021,854
   Refunding, MBIA Insured, 5.00%, 2/01/18 .................................................       1,175,000       1,225,889
   Veterans, Series B, 5.00%, 12/01/12 .....................................................       2,000,000       2,021,400
   Veterans, Series B, 5.25%, 12/01/15 .....................................................       2,310,000       2,383,758
   Veterans, Series B, 5.375%, 12/01/16 ....................................................         605,000         613,978
California State Public Works Board Lease Revenue,
   Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ..................       1,325,000       1,357,582
   Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 .................       1,555,000       1,607,372
California State University Revenue, Systemwide, Series C, MBIA Insured, 5.00%, 11/01/18 ...       5,000,000       5,406,800
California Statewide CDA, COP,
   California Lutheran Homes, ETM, 5.375%, 11/15/06 ........................................       1,000,000       1,018,120
   Kaiser Permanente, ETM, 5.30%, 12/01/15 .................................................       2,000,000       2,058,720
   St. Joseph Health System, Refunding, 5.00%, 7/01/12 .....................................       2,180,000       2,263,581
   St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ...............................       1,005,000       1,060,225
California Statewide CDA Revenue,
   Daughters of Charity Health, Series G, 5.25%, 7/01/13 ...................................       1,000,000       1,064,880
   Daughters of Charity Health, Series G, 5.00%, 7/01/22 ...................................       5,000,000       5,121,450
   Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 ......       3,000,000       3,150,930
   Kaiser Permanente, Mandatory Put 5/01/11, Series I, 3.45%, 4/01/35 ......................       5,000,000       4,843,500
   Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 .....................      10,000,000       9,926,800
   Mission Community, California Mortgage Insured, 4.40%, 11/01/10 .........................       1,100,000       1,129,755
   Mission Community, California Mortgage Insured, 4.50%, 11/01/11 .........................       1,145,000       1,182,224
   Viewpoint School, ACA Insured, 4.50%, 10/01/17 ..........................................         460,000         455,014
   Viewpoint School, ACA Insured, 4.75%, 10/01/18 ..........................................         480,000         483,384
Cathedral City 1915 Act Special Assessment, Ltd. Obligation, Cove ID 04-02, 5.00%,
  9/02/24 ..................................................................................       1,005,000       1,004,930
Central California Joint Powers Health Financing Authority COP, Community Hospitals of
  Central California,
   5.125%, 2/01/13 .........................................................................       1,375,000       1,418,697
   5.25%, 2/01/14 ..........................................................................       1,435,000       1,484,651
   5.75%, 2/01/16 ..........................................................................       1,585,000       1,669,401
Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
  Refunding, MBIA Insured, 5.00%, 7/01/17 ..................................................       2,000,000       2,087,300


                                                          Semiannual Report | 53

FRANKLIN CALIFORNIA TAX-FREE TRUST

---------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Cerritos PFAR, Tax Allocation, Redevelopment Project, Series A, AMBAC Insured, 3.00%,
  11/01/11 ................................................................................     $ 2,585,000     $ 2,486,667
Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 ......................       1,860,000       1,984,378
Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 ..............       4,105,000       4,219,406
Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 .................................       1,000,000       1,008,440
Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
   5.00%, 9/01/08 .........................................................................       4,340,000       4,479,010
   5.50%, 9/01/15 .........................................................................       1,180,000       1,233,619
Conejo Valley USD, GO, Election of 1998, Series D, FGIC Insured, 4.50%,
   8/01/18 ................................................................................       3,850,000       3,982,786
   8/01/19 ................................................................................       4,000,000       4,117,480
Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
  8/01/18 .................................................................................       2,450,000       2,548,024
Contra Costa County Public Financing Lease Revenue, Refunding, Series B, MBIA Insured,
  4.00%, 6/01/13 ..........................................................................       1,065,000       1,086,087
Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 .......................       2,235,000       2,260,144
Corona PFA Lease Revenue, City Hall Project, Series B, MBIA Insured,
   3.75%, 9/01/13 .........................................................................       1,000,000       1,002,890
   4.00%, 9/01/14 .........................................................................       1,210,000       1,228,332
Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%,
  10/01/16 ................................................................................       3,435,000       3,554,263
Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 .....         880,000         941,090
Fairfield Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%,
  5/01/12 .................................................................................         600,000         640,698
Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
  10/01/17 ................................................................................       1,275,000       1,364,122
Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
  1/15/16 .................................................................................       1,000,000       1,059,160
Fremont UHSD Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 4.25%,
  9/01/13 .................................................................................       1,310,000       1,367,836
Fresno USD, GO, Election of 2001, Series D, MBIA Insured, 5.00%, 8/01/21 ..................       1,355,000       1,452,926
Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
  Project, 5.00%, 4/01/12 .................................................................       2,390,000       2,467,340
Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
  9/01/12 .................................................................................       1,955,000       2,039,593
Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
  Refunding, AMBAC Insured, 4.25%, 10/01/13 ...............................................       2,025,000       2,099,257
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, ETM, 5.00%,
  6/01/12 .................................................................................       1,500,000       1,610,250
Hi-Desert Memorial Health Care District Revenue, Refunding,
   5.10%, 10/01/06 ........................................................................         615,000         615,836
   5.125%, 10/01/07 .......................................................................         650,000         651,502
Huntington Beach City and School District COP, Series A, FGIC Insured, Pre-Refunded, 5.00%,
  8/01/18 .................................................................................       1,245,000       1,344,002


54 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Series B,
  AMBAC Insured,
   4.00%, 8/01/13 ..............................................................................     $ 1,500,000     $ 1,529,445
   4.125%, 8/01/14 .............................................................................       2,140,000       2,193,842
   4.25%, 8/01/15 ..............................................................................       2,080,000       2,135,515
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
  Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ..........................................       1,000,000       1,077,600
Irvine 1915 Act GO, AD No. 03-19, Group 2,
   4.875%, 9/02/16 .............................................................................       1,000,000       1,015,830
   5.00%, 9/02/18 ..............................................................................       1,000,000       1,006,220
   5.125%, 9/02/19 .............................................................................       1,000,000       1,012,840
Irvine 1915 Act Special Assessment, AD No. 00-18,
   Group 2, 4.375%, 9/02/10 ....................................................................         885,000         895,930
   Group 2, 4.70%, 9/02/12 .....................................................................       1,475,000       1,507,052
   Group 2, 4.80%, 9/02/13 .....................................................................       1,175,000       1,202,483
   Group 2, 5.125%, 9/02/17 ....................................................................       1,705,000       1,735,178
   Group 3, 4.75%, 9/02/15 .....................................................................       1,000,000       1,006,960
   Group 3, 5.00%, 9/02/17 .....................................................................       1,000,000       1,011,990
Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
  1/01/18 ......................................................................................       1,735,000       1,827,961
Lake Elsinore PFA Tax Allocation Revenue,
   Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 .................         945,000         948,544
   Series A, 5.00%, 9/01/09 ....................................................................       1,230,000       1,254,600
Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ....................       1,000,000       1,049,760
Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ................       2,000,000       2,112,100
Las Virgenes USD, GO, Series D, FGIC Insured, 3.30%, 9/01/13 ...................................       1,415,000       1,382,130
Lemon Grove CDA Tax Allocation, 1998, Refunding,
   5.00%, 8/01/06 ..............................................................................         195,000         195,911
   5.10%, 8/01/07 ..............................................................................         205,000         207,960
   5.20%, 8/01/08 ..............................................................................         215,000         220,078
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
  12/01/19 .....................................................................................       5,000,000       5,161,500
Long Beach Community College District GO, Election of 2002, Series B, FGIC Insured, 5.00%,
  5/01/17 ......................................................................................       1,000,000       1,081,980
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
  AMBAC Insured, 3.00%, 8/15/12 ................................................................       4,525,000       4,329,294
Los Angeles County MTA, Sales Tax Revenue, Proposition A, first tier, Refunding, Series A,
  FSA Insured, 5.00%, 7/01/15 ..................................................................       5,345,000       5,649,879
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Series A,
  FSA Insured, 5.00%, 10/01/17 .................................................................       1,000,000       1,073,510
Los Angeles USD,
   COP, Refunding, Series A, AMBAC Insured, 4.00%, 10/01/13 ....................................       4,415,000       4,493,145
   GO, Election of 2004, Series C, FGIC Insured, 5.00%, 7/01/19 ................................       2,035,000       2,174,214
   GO, Refunding, MBIA Insured, 5.25%, 7/01/13 .................................................       3,500,000       3,871,280
Los Angeles Wastewater System Revenue, Series A, FGIC Insured, Pre-Refunded, 5.00%,
  6/01/14 ......................................................................................       1,075,000       1,129,900


                                                          Semiannual Report | 55

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ...........................     $   435,000     $   444,318
M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
   4.25%, 7/01/11 ........................................................................       5,055,000       5,258,211
   5.00%, 7/01/18 ........................................................................       1,000,000       1,051,860
Metropolitan Water District Southern California GO, Waterworks, Series B, Pre-Refunded,
   4.125%, 3/01/13 .......................................................................       1,000,000       1,034,460
   4.25%, 3/01/14 ........................................................................       1,000,000       1,040,330
   4.30%, 3/01/15 ........................................................................       1,000,000       1,042,680
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%,
   8/01/17 ...............................................................................       2,000,000       2,152,900
   8/01/18 ...............................................................................       2,300,000       2,467,187
Morgan Hill USD, GO, FGIC Insured, 4.25%, 8/01/14 ........................................       1,585,000       1,633,549
Moulton-Niguel Water District GO,
   Consolidated, Refunding, AMBAC Insured, 5.00%, 9/01/16 ................................       3,520,000       3,814,765
   Refunding, AMBAC Insured, 4.00%, 9/01/12 ..............................................       2,930,000       3,005,682
Murrieta COP, Road Improvement Project, 6.00%,
   4/01/07 ...............................................................................         235,000         241,134
   4/01/08 ...............................................................................         245,000         251,297
Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 .............................       1,040,000       1,064,783
Newport Mesa USD, GO, MBIA Insured, 4.00%, 8/01/12 .......................................       1,000,000       1,025,560
North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
  FSA Insured, 5.625%, 9/01/08 ...........................................................         500,000         517,840
Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
  5.375%, 8/15/12 ........................................................................       1,500,000       1,579,230
Orange County CFD Special Tax,
   No. 02-1, Ladera Ranch, Series A, 4.60%, 8/15/14 ......................................       1,000,000       1,020,530
   No. 02-1, Ladera Ranch, Series A, 4.75%, 8/15/15 ......................................       1,000,000       1,023,880
   No. 02-1, Ladera Ranch, Series A, 4.90%, 8/15/16 ......................................       1,285,000       1,317,009
   No. 03-1, Ladera Ranch, Series A, 4.90%, 8/15/17 ......................................       1,000,000       1,022,900
   No. 03-1, Ladera Ranch, Series A, 5.10%, 8/15/18 ......................................       1,000,000       1,028,520
   No. 04-1, Ladera Ranch, Series A, 4.70%, 8/15/18 ......................................       1,765,000       1,770,524
   No. 04-1, Ladera Ranch, Series A, 4.80%, 8/15/19 ......................................       1,945,000       1,953,519
   No. 04-1, Ladera Ranch, Series A, 4.85%, 8/15/20 ......................................       2,000,000       2,006,220
Orange County Local Transportation Authority Sales Tax Revenue, First Senior Measure M,
  6.00%, 2/15/06 .........................................................................         500,000         501,525
Orange County Recovery COP, Series A, MBIA Insured, ETM, 6.00%, 7/01/08 ..................       1,500,000       1,600,455
Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured,
  5.125%, 12/01/12 .......................................................................       1,435,000       1,466,498
Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 .................................       1,000,000       1,025,840
Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, Pre-Refunded, 5.00%,
  8/01/16 ................................................................................       1,500,000       1,640,145
Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
  Pre-Refunded, 6.375%, 8/01/11 ..........................................................         855,000         886,934
Palm Desert Financing Authority Tax Allocation Revenue, Refunding, MBIA Insured, 4.75%,
  8/01/18 ................................................................................       1,050,000       1,103,529
Pleasanton USD, GO, Refunding, Series C, MBIA Insured, 5.00%, 8/01/14 ....................       3,535,000       3,858,983
Pomona RDA, Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
  5.35%, 12/01/16 ........................................................................       1,000,000       1,077,950


56 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 4.50%,
  6/15/14 ....................................................................................     $ 4,595,000     $ 4,804,808
Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ..............................       1,000,000       1,064,830
Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
  Series B, ETM, 5.35%, 5/15/13 ..............................................................       2,000,000       2,129,660
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
  5.00%,
   11/01/18 ..................................................................................       1,540,000       1,639,515
   11/01/19 ..................................................................................       1,615,000       1,712,675
Riverside County Housing Authority MFHR, Brandon Place Apartments, Mandatory Put
  7/01/09, Series B, FNMA Insured, 5.625%, 7/01/29 ...........................................         995,000       1,032,123
Riverside USD, GO, Election, Series A, FGIC Insured, 4.00%, 2/01/13 ..........................       1,000,000       1,021,620
Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 .............       1,465,000       1,559,976
San Bernardino City USD, GO, Refunding,
   FSA Insured, 5.00%, 8/01/17 ...............................................................       2,615,000       2,814,917
   FSA Insured, 5.00%, 8/01/18 ...............................................................       1,140,000       1,222,867
   Series A, FSA Insured, 5.00%, 8/01/19 .....................................................       1,680,000       1,795,819
San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 .......       2,000,000       2,149,760
San Francisco BART District Sales Tax Revenue, Refunding, Series A, MBIA Insured, 5.00%,
  7/01/20 ....................................................................................       5,000,000       5,367,050
San Francisco City and County Airports Commission International Airport Revenue, Issue 30,
  Refunding, Second Series, XLCA Insured, 4.00%, 5/01/14 .....................................       2,500,000       2,528,150
San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 ..........       3,650,000       3,813,812
San Joaquin County COP,
   General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 .........................       1,000,000       1,047,860
   Solid Waste System Facilities Projects, MBIA Insured, 4.00%, 4/01/12 ......................       2,925,000       3,004,560
   Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ......................       1,340,000       1,428,628
San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%,
  4/01/12 ....................................................................................       4,520,000       4,664,459
San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series A,
  MBIA Insured,
   5.10%, 10/01/09 ...........................................................................         515,000         546,400
   5.30%, 10/01/11 ...........................................................................         350,000         383,051
Santa Ana COP, Refunding, Series A, AMBAC Insured, 4.25%, 6/01/13 ............................       1,405,000       1,462,015
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 .........       1,720,000       1,773,819
Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects,
Refunding,
  Series A, AMBAC Insured, 4.50%, 5/15/12 ....................................................       2,900,000       2,981,113
Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
   4.00%, 5/01/12 ............................................................................         525,000         533,542
   4.25%, 5/01/14 ............................................................................         840,000         859,648
   4.25%, 5/01/15 ............................................................................         875,000         892,080
   4.25%, 11/01/15 ...........................................................................         670,000         683,078
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
  Project, Series A, 5.50%, 1/01/06 ..........................................................         330,000         330,000
South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
  Refunding, FSA Insured, 3.25%, 8/01/11 .....................................................       1,000,000         988,920
South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
  XLCA Insured, 5.00%, 9/01/16 ...............................................................       2,000,000       2,146,520


                                                          Semiannual Report | 57

FRANKLIN CALIFORNIA TAX-FREE TRUST

-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
   5.35%, 10/01/07 ..........................................................................     $   995,000     $  1,031,706
   5.45%, 10/01/08 ..........................................................................       1,040,000        1,100,278
Stockton Health Facilities Revenue, Dameron Hospital Assn., Refunding, Series A, 5.35%,
  12/01/09 ..................................................................................         385,000          403,969
Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
  FSA Insured, 5.75%, 7/01/11 ...............................................................       1,295,000        1,365,979
Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ..................       1,200,000        1,235,220
Sunline Transport Agency COP, Transport Finance Corp., Series B, 5.75%, 7/01/06 .............         445,000          450,091
Sweetwater Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/18 ...........................       2,860,000        3,044,813
Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 ...........................................       1,000,000        1,028,670
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset Backed
  Bonds, Series B,
   ETM, 4.25%, 6/01/09 ......................................................................         880,000          903,839
   ETM, 4.375%, 6/01/10 .....................................................................       1,665,000        1,726,022
   ETM, 4.50%, 6/01/11 ......................................................................       1,540,000        1,609,793
   Pre-Refunded, 4.60%, 6/01/12 .............................................................       1,760,000        1,848,352
   Pre-Refunded, 4.70%, 6/01/13 .............................................................       1,500,000        1,582,605
   Pre-Refunded, 4.80%, 6/01/14 .............................................................         725,000          768,464
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 .......       1,000,000        1,066,560
University of California Revenues,
   Ltd. Project, Series B, FSA Insured, 5.00%, 5/15/21 ......................................       5,000,000        5,286,550
   Multi Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 ...........................       1,380,000        1,410,802
   Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/15 .............................       3,645,000        3,873,359
Victor Valley UHSD, COP, Refunding, AMBAC Insured, 5.00%, 11/15/21 ..........................       1,140,000        1,214,191
West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ............................       1,875,000        1,922,925
Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, 5.00%,
   6/01/11 ..................................................................................       1,060,000        1,110,509
   6/01/12 ..................................................................................       2,225,000        2,343,125
   6/01/13 ..................................................................................       2,335,000        2,458,825
Whittier UHSD, GO, Refunding, MBIA Insured, 5.00%, 8/01/20 ..................................       6,075,000        6,509,059
Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
   5.00%, 9/01/15 ...........................................................................       1,080,000        1,173,118
   5.25%, 9/01/20 ...........................................................................       1,325,000        1,442,064
                                                                                                                  ------------
                                                                                                                   435,391,145
                                                                                                                  ------------
U.S. TERRITORIES 2.2%
Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ................       2,500,000        2,788,250
Virgin Islands PFAR, senior lien,
   Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ....................................       4,150,000        4,355,010
   Refunding, Series A, 5.30%, 10/01/11 .....................................................       1,000,000        1,042,580
Virgin Islands Water and Power Authority Water System Revenue, Refunding,
   4.875%, 7/01/06 ..........................................................................         500,000          501,445
   5.00%, 7/01/09 ...........................................................................       2,000,000        2,044,240
                                                                                                                  ------------
                                                                                                                    10,731,525
                                                                                                                  ------------
TOTAL BONDS (COST $435,505,481) .............................................................                      446,122,670
                                                                                                                  ------------


58 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS 5.3%
   CALIFORNIA 5.3%
   Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
    Series A, AMBAC Insured, 10/01/17 ..............................................................   $ 10,000,000     $  5,992,600
   Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC Insured,
      8/01/15 ......................................................................................      4,600,000        3,084,254
      8/01/16 ......................................................................................      4,670,000        2,972,175
   Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, 8/01/17 .........      5,235,000        3,160,004
   Conejo Valley USD, GO, Election of 1998, Series C, FSA Insured, 8/01/17 .........................      2,500,000        1,509,075
   Montebello USD, GO, Capital Appreciation, FGIC Insured,
      8/01/18 ......................................................................................      1,455,000          835,636
      8/01/19 ......................................................................................      1,480,000          806,866
   San Francisco City and County Redevelopment Financing Authority Tax Allocation,
     Redevelopment Projects, Series A, Pre-Refunded, 8/01/17 .......................................      3,825,000        2,171,759
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
     Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter, 1/15/16 ..........................      3,000,000        2,771,160
   Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, 8/01/14 ............................      3,125,000        2,203,062
                                                                                                                        ------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $24,135,205) ..............................................                      25,506,591
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $459,640,686) .................................................                     471,629,261
                                                                                                                        ------------
   SHORT TERM INVESTMENTS 1.8%
   BONDS 1.8%
   CALIFORNIA 1.8%
(a)California State Department of Water Resources Power Supply Revenue,
      Series B-6, Daily VRDN and Put, 3.62%, 5/01/22 ...............................................      2,700,000        2,700,000
      Series C-7, FSA Insured, Weekly VRDN and Put, 3.53%, 5/01/22 .................................      1,600,000        1,600,000
(a)California State Economic Recovery Revenue,
      Series C-6, Daily VRDN and Put, 3.75%, 7/01/23 ...............................................        200,000          200,000
      Series C-7, Daily VRDN and Put, 3.75%, 7/01/23 ...............................................      3,400,000        3,400,000
(a)California State GO, Daily Kindergarten University, Series B-3, Daily VRDN and Put, 3.62%,
     5/01/34 .......................................................................................        300,000          300,000
(a)Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
     3.53%, 7/01/34 ................................................................................        200,000          200,000
(a)Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
     Daily VRDN and Put, 3.62%, 7/01/35 ............................................................        150,000          150,000
(a)Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 3.62%, 8/01/29 .................................................        200,000          200,000
      Series B, Daily VRDN and Put, 3.62%, 8/01/30 .................................................        200,000          200,000
                                                                                                                        ------------
   TOTAL SHORT TERM INVESTMENTS (COST $8,950,000) ..................................................                       8,950,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $468,590,686) 98.9% .....................................................                     480,579,261
   OTHER ASSETS, LESS LIABILITIES 1.1% .............................................................                       5,227,755
                                                                                                                        ------------
   NET ASSETS 100.0% ...............................................................................                    $485,807,016
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 68.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                     Semiannual Report | See notes to financial statements. | 59

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                   ----------------------------------------------
                                                   SIX MONTHS ENDED             YEAR ENDED
                                                   DECEMBER 31, 2005              JUNE 30,
CLASS A                                               (UNAUDITED)           2005          2004(e)
                                                   ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  9.94          $  9.91       $ 10.00
                                                        -----------------------------------------
Income from investment operations:

 Net investment income(a) .......................          0.09             0.15          0.11

 Net realized and unrealized gains (losses) .....         (0.07)            0.03         (0.10)
                                                        -----------------------------------------
Total from investment operations ................          0.02             0.18          0.01
                                                        -----------------------------------------
Less distributions from net investment income ...         (0.10)           (0.15)        (0.10)
                                                        -----------------------------------------
Redemption fees .................................            --               --(d)         --
                                                        -----------------------------------------
Net asset value, end of period ..................       $  9.86          $  9.94       $  9.91
                                                        =========================================

Total return(b) .................................          0.20%            1.81%         0.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $14,315          $16,318       $16,244

Ratios to average net assets:

 Expenses .......................................          1.06%(c)         1.05%         1.20%(c)

 Expenses net of waiver and payments by affiliate          0.50%(c)         0.50%         0.50%(c)

 Net investment income ..........................          1.89%(c)         1.48%         1.30%(c)

Portfolio turnover rate .........................         17.43%            5.43%         7.42%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d)   Amount is less than $0.01 per share.

(e) For the period September 2, 2003 (commencement of operations) to June 30, 2004.


60 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
BONDS 97.9%
CALIFORNIA 92.7%
Azusa Redevelopment Agency, Tax Allocation, West End Redevelopment Project Area A, Refunding,
  AMBAC Insured, 2.00%, 8/01/06 ................................................................     $   375,000     $   371,362
Brea Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ..................         120,000         116,779
Cajon Valley Unified Elementary School District COP, MBIA Insured, 2.50%, 5/01/08 ..............         250,000         244,483
California Educational Facilities Authority Revenue, Santa Clara University, Series A,
  FSA Insured, 2.625%, 9/01/09 .................................................................         100,000          96,879
California Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series G,
  5.00%, 7/01/09 ...............................................................................         750,000         785,385
California State Department of Water Resources Central Valley Project Revenue, Water System,
  Refunding, Series Y, FGIC Insured, 5.00%, 12/01/08 ...........................................         200,000         209,794
California State Department of Water Resources Power Supply Revenue, Series A, MBIA Insured,
  3.50%, 5/01/07 ...............................................................................         555,000         556,837
California State Economic Recovery GO, Series A, 5.00%, 1/01/09 ................................         415,000         433,716
California State Economic Recovery Revenue, Series A, 5.00%, 7/01/06 ...........................         500,000         504,375
California State University at Channel Islands Financing Authority Revenue, Rental Housing and
  Town Center, Mandatory Put 8/01/07, Series A, 2.50%, 8/01/44 .................................         750,000         736,702
California Statewide CDA Revenue,
   Kaiser Permanente, Mandatory Put 5/01/07, Series G, 2.30%, 4/01/34 ..........................         400,000         394,452
   Viewpoint School, ACA Insured, 3.50%, 10/01/08 ..............................................         320,000         313,283
Chaffey Joint UHSD, COP, Refunding, 3.00%, 5/01/08 .............................................         250,000         249,605
Costa Mesa RDA Tax Allocation, Downtown Redevelopment Project, FSA Insured, 2.50%,
  10/01/08 .....................................................................................         265,000         258,688
Evergreen School District GO, Refunding, Series D, FGIC Insured, 2.75%, 9/01/08 ................         150,000         147,369
Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%,
  8/01/08 ......................................................................................         100,000          97,581
Glendale USD, GO, Series F, MBIA Insured, 2.50%, 9/01/08 .......................................         200,000         194,638
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured,
   2.00%, 9/01/07 ..............................................................................         100,000          97,244
   2.125%, 9/01/08 .............................................................................         105,000         100,755
Inglewood USD, GO, Election of 1998, Series C, FSA Insured, 2.50%, 10/01/08 ....................         265,000         257,691
Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 ........................         110,000         109,626
Lompoc USD, GO, Election of 2002, Series B, MBIA Insured, 3.50%, 6/01/07 .......................         335,000         336,638
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
  AMBAC Insured, 3.25%, 8/15/09 ................................................................         250,000         249,572
Los Angeles County MTA, Sales Tax Revenue, Proposition A, first tier, Refunding, Senior
  Series A, FSA Insured, 2.50%, 7/01/07 ........................................................         100,000          98,591
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project, Refunding,
  Series A, FSA Insured, 4.00%, 10/01/08 .......................................................         500,000         510,125
Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 .......................         100,000         102,604
Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 ...........................         250,000         246,423
North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
  2.125%, 8/01/08 ..............................................................................         500,000         480,665
Placer County Water Agency Water Revenue COP, Refunding, MBIA Insured, 2.375%, 7/01/07 .........         105,000         103,255
Pleasanton GO, FSA Insured, 3.25%, 8/01/08 .....................................................         725,000         725,522
Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
  6/15/09 ......................................................................................         100,000          98,495


                                                          Semiannual Report | 61

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
     8/01/10 .......................................................................................   $   100,000     $   102,604
   Riverside County Asset Leasing Corp. Leasehold Revenue, Hospital Project, Refunding, Series A,
     MBIA Insured, 3.00%, 6/01/08 ..................................................................       115,000         113,480
   Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
     7/01/08 .......................................................................................     1,000,000       1,015,630
   San Diego Community College District GO, Election of 2002, Refunding, Series A, FSA Insured,
     2.50%, 5/01/07 ................................................................................       300,000         296,277
   San Diego Regional Building Authority Lease Revenue, San Miguel Conservation Fire District,
     Refunding, AMBAC Insured, 3.00%, 1/01/08 ......................................................       240,000         238,906
   San Francisco City and County Airports Commission International Airport Revenue, Issue 29B,
     Refunding, Second Series, FGIC Insured, 3.00%, 5/01/07 ........................................       500,000         497,665
   San Francisco City and County Public Utility Commission Warrant Revenue, Refunding, Series A,
     MBIA Insured, 3.00%, 10/01/08 .................................................................       100,000          99,154
   San Mateo Foster City School District GO, Refunding, FSA Insured, 2.50%, 9/01/08 ................       200,000         194,638
   Santa Clara Electric Revenue, Sub Series A, MBIA Insured, 3.00%, 7/01/09 ........................       225,000         222,107
   Santa Clara Valley Transportation Authority Sales Tax Revenue, Measure A, Mandatory Put
     10/02/06, AMBAC Insured, 3.00%, 4/01/36 .......................................................       500,000         499,150
   Sonoma County COP, Series A, Refunding, MBIA Insured, 3.00%, 11/15/08 ...........................       250,000         247,800
   University of California Revenues, General, Refunding, Series A, AMBAC Insured, 5.00%,
     5/15/08 .......................................................................................       500,000         520,640
                                                                                                                       ------------
                                                                                                                        13,277,185
                                                                                                                       ------------
   U.S. TERRITORIES 5.2%
   Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ..........       250,000         240,008
   Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
     Series C, MBIA Insured, 5.00%, 7/01/28 ........................................................       200,000         207,478
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series AA,
     FGIC Insured, 2.625%, 7/01/08 .................................................................       300,000         293,040
                                                                                                                       ------------
                                                                                                                           740,526
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $14,278,884) ..................................................                    14,017,711
                                                                                                                       ------------
   SHORT TERM INVESTMENT 2.1%
   BONDS 2.1%
   CALIFORNIA (COST $300,000) 2.1%
(a)California State Department of Water Resources Power Supply Revenue, Series B-6, Daily VRDN
     and Put, 3.62%, 5/01/22 .......................................................................       300,000         300,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $14,578,884) 100.0% .....................................................                    14,317,711
   OTHER ASSETS, LESS LIABILITIES 0.0%b ............................................................                        (3,136)
                                                                                                                       ------------
   NET ASSETS 100.0% ...............................................................................                   $14,314,575
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 68.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

(b)   Rounds to less than 0.05% of net assets.


62 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                --------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                DECEMBER 31, 2005                        YEAR ENDED JUNE 30,
CLASS A                                             (UNAUDITED)           2005        2004        2003        2002        2001
                                                --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning of period ........        $   1.00          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                     ---------------------------------------------------------------------------
Income from investment operations - net
 investment income ..........................           0.010             0.012       0.004       0.007       0.012       0.027

Less distributions from net investment income          (0.010)           (0.012)     (0.004)     (0.007)     (0.012)     (0.027)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ..............        $   1.00          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                     ===========================================================================

Total return(a) .............................            1.01%             1.20%       0.38%       0.71%       1.21%       2.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........        $670,925          $688,121    $631,895    $671,392    $679,788    $711,789

Ratios to average net assets:

 Expenses ...................................            0.55%(b)          0.56%       0.56%       0.56%       0.56%       0.56%

 Net investment income ......................            1.98%(b)          1.22%       0.38%       0.71%       1.20%       2.72%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Annualized.



                     Semiannual Report | See notes to financial statements. | 63

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                    PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   BONDS 99.7%
   CALIFORNIA 99.7%
(a)Alameda County IDAR, United Manufacturing Project, Series A, Weekly VRDN and Put, 3.51%,
     6/01/30 .................................................................................     $ 1,000,000     $ 1,000,000
(a)Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
      Series A, AMBAC Insured, Weekly VRDN and Put, 3.49%, 4/01/36 ...........................      12,500,000      12,500,000
      Series B, AMBAC Insured, Weekly VRDN and Put, 3.43%, 4/01/39 ...........................      15,800,000      15,800,000
(a)Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
     3.49%, 12/01/10 .........................................................................       1,337,000       1,337,000
(a)California Health Facilities Financing Authority Revenue,
      Catholic Healthcare West, MBIA Insured, Weekly VRDN and Put, 3.37%, 7/01/16 ............       3,955,000       3,955,000
      Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 3.50%, 10/01/10 ......       2,300,000       2,300,000
      Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 3.32%, 10/01/22 ...........       3,200,000       3,200,000
   California Infrastructure and Economic Development Bank Revenue,
      (a)Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured, Weekly
             VRDN and Put, 3.45%, 4/01/08 ....................................................       4,900,000       4,900,000
      (a)Independent System Operating Corp. Project, Refunding, Series C, MBIA Insured, Weekly
             VRDN and Put, 3.50%, 4/01/09 ....................................................      11,000,000      11,000,000
      (a)J. Paul Getty Trust, Series B, Annual VRDN and Put, 2.25%, 4/01/33 ..................       6,000,000       6,000,000
      (a)J. Paul Getty Trust, Series C, Annual VRDN and Put, 2.25%, 4/01/33 ..................       3,000,000       3,000,000
      TECP, 3.05%, 1/04/06 ...................................................................       5,000,000       5,000,000
      TECP, 3.12%, 1/04/06 ...................................................................       8,900,000       8,900,000
   California School Cash Reserve Program Authority Revenue, Pool, Series A, AMBAC Insured,
     4.00%, 7/06/06 ..........................................................................       7,500,000       7,552,411
(a)California State Department of Water Resources Power Supply Revenue,
      Series B-5, Daily VRDN and Put, 3.72%, 5/01/22 .........................................       7,000,000       7,000,000
      Series B-6, Daily VRDN and Put, 3.62%, 5/01/22 .........................................       3,400,000       3,400,000
      Series C-7, FSA Insured, Weekly VRDN and Put, 3.53%, 5/01/22 ...........................       5,300,000       5,300,000
      Series C-8, Weekly VRDN and Put, 3.45%, 5/01/22 ........................................       6,000,000       6,000,000
      Series C-9, Weekly VRDN and Put, 3.45%, 5/01/22 ........................................      20,000,000      20,000,000
      Series C-12, Weekly VRDN and Put, 3.34%, 5/01/22 .......................................       6,700,000       6,700,000
(a)California State Economic Development Financing Authority Revenue,
      Calco Project, Weekly VRDN and Put, 3.49%, 4/01/27 .....................................       1,440,000       1,440,000
      KQED Inc. Project, Refunding, Weekly VRDN and Put, 3.45%, 4/01/20 ......................         990,000         990,000
(a)California State Economic Recovery Revenue,
      Series C-3, Daily VRDN and Put, 3.72%, 7/01/23 .........................................       6,725,000       6,725,000
      Series C-4, Daily VRDN and Put, 3.70%, 7/01/23 .........................................       4,900,000       4,900,000
      Series C-6, Daily VRDN and Put, 3.75%, 7/01/23 .........................................       1,800,000       1,800,000
      Series C-7, Daily VRDN and Put, 3.75%, 7/01/23 .........................................       9,400,000       9,400,000
      Series C-11, Weekly VRDN and Put, 3.45%, 7/01/23 .......................................       4,800,000       4,800,000
      Series C-15, FSA Insured, Weekly VRDN and Put, 3.45%, 7/01/23 ..........................       3,000,000       3,000,000
(a)California State GO,
      Daily Kindergarten University, Refunding, Series A-3, Daily VRDN and Put, 3.75%,
       5/01/34 ...............................................................................       8,200,000       8,200,000
      Daily Kindergarten University, Series B-3, Daily VRDN and Put, 3.62%, 5/01/34 ..........      14,600,000      14,600,000
      Refunding, Series B, Sub Series B-7, Daily VRDN and Put, 3.15%, 5/01/40 ................       2,700,000       2,700,000
      Series A-3, Daily VRDN and Put, 3.72%, 5/01/33 .........................................       2,900,000       2,900,000
      Series C-2, Weekly VRDN and Put, 3.34%, 5/01/33 ........................................       6,700,000       6,700,000


64 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                      PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   California State RAN, 4.50%, 6/30/06 ........................................................     $15,000,000     $15,109,419
   California Statewide CDA Revenue, Series A-5, 4.00%, 6/30/06 ................................      25,000,000      25,166,704
(a)Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
     Put, 3.34%, 9/01/14 .......................................................................         500,000         500,000
(a)Chico MFMR, Webb Homes Project, Weekly VRDN and Put, 3.05%, 1/01/10 .........................       1,220,000       1,220,000
(a)Chino Basin Regional Financing Authority Revenue, Inland Empire Utilities, Series A,
     AMBAC Insured, Weekly VRDN and Put, 3.43%, 6/01/32 ........................................       5,380,000       5,380,000
(a)Commerce Joint Powers Financing Authority IDR, Weekly VRDN and Put, 3.51%, 11/01/14 .........       1,490,000       1,490,000
(a)Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and Put,
     3.34%, 7/01/29 ............................................................................      15,000,000      15,000,000
(a)Fremont PFA, COP, Weekly VRDN and Put, 3.50%, 8/01/30 .......................................       5,700,000       5,700,000
(a)Glendale COP, Police Building Project, Weekly VRDN and Put, 3.55%, 6/01/30 ..................      27,650,000      27,650,000
(a)Grant Joint UHSD, COP,
      School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.34%,
      9/01/34 ..................................................................................       4,900,000       4,900,000
      Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.34%, 7/01/37 .........      10,000,000      10,000,000
(a)Hillsborough COP, Water and Sewer System Project, Refunding, Series B, Weekly VRDN and Put,
     3.55%, 6/01/30 ............................................................................       4,200,000       4,200,000
(a)Irvine 1915 Act Revenue, AD No. 94-15, Daily VRDN and Put, 3.62%, 9/02/20 ...................       5,000,000       5,000,000
(a)Irvine 1915 Act Special Assessment,
      AD No. 00-18, Series A, Daily VRDN and Put, 3.62%, 9/02/26 ...............................       2,227,000       2,227,000
      AD No. 03-19, Series A, Daily VRDN and Put, 3.62%, 9/02/29 ...............................       5,571,000       5,571,000
      AD No. 93-14, Daily VRDN and Put, 3.72%, 9/02/25 .........................................       3,356,000       3,356,000
      AD No. 94-13, Daily VRDN and Put, 3.62%, 9/02/22 .........................................       2,100,000       2,100,000
      AD No. 97-13, Daily VRDN and Put, 3.62%, 9/02/23 .........................................       6,054,000       6,054,000
      AD No. 97-16, Daily VRDN and Put, 3.62%, 9/02/22 .........................................       6,795,000       6,795,000
(a)Irvine Ranch Water District GO,
      Consolidated ID, Daily VRDN and Put, 3.65%, 6/01/15 ......................................       2,750,000       2,750,000
      Nos. 105 140 240 and 250, Daily VRDN and Put, 3.72%, 1/01/21 .............................       7,800,000       7,800,000
(a)Irvine Ranch Water District Revenue,
      Consolidated Bonds, Daily VRDN and Put, 3.62%, 10/01/10 ..................................       1,400,000       1,400,000
      Consolidated Bonds, Daily VRDN and Put, 3.62%, 8/01/16 ...................................         400,000         400,000
      Nos. 105 140 240 and 250, Daily VRDN and Put, 3.62%, 4/01/33 .............................       1,000,000       1,000,000
(a)Irvine USD Special Tax, CFD No. 03-1, Daily VRDN and Put, 3.62%, 9/01/39 ....................       6,900,000       6,900,000
   Los Angeles County MTA, Sales Tax Revenues, TECP, 3.00%, 1/09/06 ............................       1,000,000       1,000,000
(a)Los Angeles County Pension Obligation Revenue, Refunding,
      Series A, AMBAC Insured, Weekly VRDN and Put, 3.43%, 6/30/07 .............................       1,100,000       1,100,000
      Series B, AMBAC Insured, Weekly VRDN and Put, 3.43%, 6/30/07 .............................       2,300,000       2,300,000
   Los Angeles County TRAN, 4.00%, 6/30/06 .....................................................       5,950,000       5,991,983
(a)Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-4, Weekly VRDN
     and Put, 3.45%, 7/01/35 ...................................................................       6,650,000       6,650,000
(a)Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 3.45%, 7/01/10 ..............         145,507         145,507
(a)Los Angeles Wastewater System Revenue, Refunding, Sub Series A, FGIC Insured, Weekly VRDN
     and Put, 3.34%, 12/01/31 ..................................................................       5,000,000       5,000,000
(a)Los Angeles Water and Power Revenue, Refunding, Sub Series B-5, Weekly VRDN and Put,
     3.55%, 7/01/34 ............................................................................       3,700,000       3,700,000


                                                          Semiannual Report | 65

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                          PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CALIFORNIA (CONT.)
(a)Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.34%, 6/01/23 ......................     $ 6,275,000     $ 6,275,000
      Refunding, Series B-1, Daily VRDN and Put, 3.62%, 7/01/35 ....................................       3,200,000       3,200,000
      Refunding, Series B-3, Daily VRDN and Put, 3.72%, 7/01/35 ....................................       4,500,000       4,500,000
      Refunding, Series B-4, Weekly VRDN and Put, 3.43%, 7/01/35 ...................................       7,000,000       7,000,000
      Refunding, Series C-1, Weekly VRDN and Put, 3.31%, 7/01/30 ...................................       3,000,000       3,000,000
      Series C, Weekly VRDN and Put, 3.45%, 7/01/28 ................................................      13,200,000      13,200,000
(a)Murrieta Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
     and Put, 3.34%, 6/01/23 .......................................................................       1,700,000       1,700,000
(a)Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
     Series A, MBIA Insured, Weekly VRDN and Put, 3.43%, 7/01/23 ...................................       8,700,000       8,700,000
(a)Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 3.55%, 12/01/15 ....................       5,700,000       5,700,000
(a)Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
     and Put, 3.34%, 9/01/31 .......................................................................         700,000         700,000
(a)Rancho Water District Financing Authority Revenue,
      Refunding, Series A, FGIC Insured, Weekly VRDN and Put, 3.31%, 8/01/29 .......................       5,700,000       5,700,000
      Series B, FGIC Insured, Weekly VRDN and Put, 3.31%, 8/01/31 ..................................       3,880,000       3,880,000
(a)Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center, Series B,
     MBIA Insured, Weekly VRDN and Daily Put, 3.43%, 11/01/32 ......................................       5,000,000       5,000,000
(a)Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and Put,
     3.34%, 12/01/15 ...............................................................................       1,600,000       1,600,000
(a)Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
     3.50%, 6/01/20 ................................................................................      10,890,000      10,890,000
(a)Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN and
     Put, 3.45%, 12/01/30 ..........................................................................      28,600,000      28,600,000
   Sacramento County TRAN, Series A, 4.00%, 7/10/06 ................................................      25,000,000      25,186,149
(a)San Francisco City and County RDA, MFR, Fillmore Center, Refunding, Series B-2, Weekly VRDN
     and Put, 3.51%, 12/01/17 ......................................................................       1,000,000       1,000,000
   San Joaquin County Transportation Authority Sales Tax Revenue, TECP, 3.18%, 1/04/06 .............      15,700,000      15,700,000
(a)San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 3.43%,
     7/01/26 .......................................................................................       3,300,000       3,300,000
(a)Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
     Series A, FNMA Insured, Weekly VRDN and Put, 3.49%, 12/15/25 ..................................       5,000,000       5,000,000
(a)South Placer Wastewater Authority Wastewater Revenue, Series B, FGIC Insured, Weekly VRDN
     and Put, 3.50%, 11/01/35 ......................................................................      15,400,000      15,400,000
(a)Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
     Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 3.43%, 7/01/17 .......................         700,000         700,000
(a)Southern California Public Power Authority Transmission Project Revenue, Southern
     Transmission, Refunding,
      AMBAC Insured, Weekly VRDN and Put, 3.43%, 7/01/19 ...........................................      28,315,000      28,315,000
      Series A, FSA Insured, Weekly VRDN and Put, 3.34%, 7/01/23 ...................................       1,000,000       1,000,000
      Series B, FSA Insured, Weekly VRDN and Put, 3.50%, 7/01/23 ...................................       6,600,000       6,600,000
(a)Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
     Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 3.50%, 1/01/10 .................       3,600,000       3,600,000
(a)Suisun City Housing Authority MFR, Village Green, Series A, FNMA Insured, Weekly VRDN and
     Put, 3.34%, 6/15/18 ...........................................................................       7,000,000       7,000,000
(a)Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and Put,
     3.70%, 1/01/31 ................................................................................       1,900,000       1,900,000


66 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

--------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CALIFORNIA (CONT.)
(a)Tustin 1915 Act Special Assessment, Reassessment District No. 95-2, Series A, Daily VRDN
     and Put, 3.62%, 9/02/13 ..................................................................     $16,169,000     $ 16,169,000
(a)Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN and
     Put, 3.49%, 7/15/29 ......................................................................       2,000,000        2,000,000
(a)Upland CRDA, MFHR, FNMA Insured, Weekly VRDN and Put, 3.45%, 2/15/30 .......................       1,000,000        1,000,000
(a)Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 3.34%, 5/15/22 ...........       1,985,000        1,985,000
(a)Watereuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.50%, 5/01/28 ......      20,200,000       20,200,000
(a)Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 3.50%,
     8/01/23 ..................................................................................       5,000,000        5,000,000
(a)Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater
     Treatment, Daily VRDN and Put, 3.62%, 4/01/28 ............................................       1,350,000        1,350,000
                                                                                                                    ------------
   TOTAL BONDS (COST $668,606,173) 99.7% ......................................................                      668,606,173
   OTHER ASSETS, LESS LIABILITIES 0.3% ........................................................                        2,318,931
                                                                                                                    ------------
   NET ASSETS 100.0% ..........................................................................                     $670,925,104
                                                                                                                    ============

See Selected Portfolio Abbreviations on page 68.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                     Semiannual Report | See notes to financial statements. | 67

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Securities
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
ID       - Improvement District
IDAR     - Industrial Development Authority Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RAN      - Revenue Anticipation Notes
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Notes
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


68 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005 (unaudited)

                                                      -----------------------------------------------------------------------------
                                                         FRANKLIN       FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA      FRANKLIN
                                                        CALIFORNIA       INTERMEDIATE-TERM       LIMITED-TERM         CALIFORNIA
                                                      INSURED TAX-FREE         TAX-FREE            TAX-FREE           TAX-EXEMPT
                                                         INCOME FUND          INCOME FUND         INCOME FUND         MONEY FUND
                                                      -----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ............................................    $ 1,822,477,819       $ 468,590,686       $  14,578,884       $ 668,606,173
                                                       ============================================================================
  Value ...........................................    $ 1,964,779,834       $ 480,579,261       $  14,317,711       $ 668,606,173
 Cash .............................................             75,043              47,745              65,391              95,612
 Receivables:
  Capital shares sold .............................          2,164,255           1,866,302              16,124           1,659,322
  Interest ........................................         27,654,685           6,075,149             150,616           3,253,628
                                                       ----------------------------------------------------------------------------
        Total assets ..............................      1,994,673,817         488,568,457          14,549,842         673,614,735
                                                       ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed .........................          1,805,992           1,787,053             205,898           2,228,105
  Affiliates ......................................          1,301,996             304,300               5,826             288,261
  Distributions to shareholders ...................          2,870,780             608,379              10,632              85,100
 Accrued expenses and other liabilities ...........             77,767              61,709              12,911              88,165
                                                       ----------------------------------------------------------------------------
        Total liabilities .........................          6,056,535           2,761,441             235,267           2,689,631
                                                       ----------------------------------------------------------------------------
          Net assets, at value ....................    $ 1,988,617,282       $ 485,807,016       $  14,314,575       $ 670,925,104
                                                       ============================================================================
Net assets consist of:
 Paid-in capital ..................................    $ 1,854,581,203       $ 475,965,699       $  14,583,612       $ 670,974,818
 Undistributed net investment income (distributions
  in excess of net investment income) .............         (1,295,767)           (155,801)              5,376                  --
 Net unrealized appreciation (depreciation) .......        142,302,015          11,988,575            (261,173)                 --
 Accumulated net realized gain (loss) .............         (6,970,169)         (1,991,457)            (13,240)            (49,714)
                                                       ----------------------------------------------------------------------------
          Net assets, at value ....................    $ 1,988,617,282       $ 485,807,016       $  14,314,575       $ 670,925,104
                                                       ============================================================================


                     Semiannual Report | See notes to financial statements. | 69

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005 (unaudited)

                                                      -----------------------------------------------------------------------------
                                                         FRANKLIN       FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA      FRANKLIN
                                                        CALIFORNIA       INTERMEDIATE-TERM       LIMITED-TERM         CALIFORNIA
                                                      INSURED TAX-FREE         TAX-FREE            TAX-FREE           TAX-EXEMPT
                                                         INCOME FUND          INCOME FUND         INCOME FUND         MONEY FUND
                                                      -----------------------------------------------------------------------------
CLASS A:
 Net assets, at value                                  $ 1,781,501,645       $ 462,175,884       $  14,314,575       $ 670,925,104
                                                       ============================================================================
 Shares outstanding ...............................        140,489,094          40,163,310           1,452,087         670,950,298
                                                       ============================================================================
 Net asset value per share(a) .....................    $         12.68       $       11.51       $        9.86       $        1.00
                                                       ============================================================================
 Maximum offering price per share (net asset value
  per share / 95.75%, 97.75%, 100% and 100%,
  respectively) ...................................    $         13.24       $       11.77       $        9.86       $        1.00
                                                       ============================================================================
CLASS B:
 Net assets, at value                                  $    74,649,561                  --                  --                  --
                                                       ============================================================================
 Shares outstanding ...............................          5,859,071                  --                  --                  --
                                                       ============================================================================
Net asset value and maximum offering price
  per share(a) ....................................    $         12.74                  --                  --                  --
                                                       ============================================================================
CLASS C:
 Net assets, at value                                  $   132,466,076       $  23,631,132                  --                  --
                                                       ============================================================================
 Shares outstanding ...............................         10,350,362           2,049,650                  --                  --
                                                       ============================================================================
 Net asset value and maximum offering price
  per share(a) ....................................             $12.80              $11.53                  --                  --
                                                       ============================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


70 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the six months ended December 31, 2005 (unaudited)

                                                      ------------------------------------------------------------------------
                                                         FRANKLIN       FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA   FRANKLIN
                                                        CALIFORNIA       INTERMEDIATE-TERM       LIMITED-TERM      CALIFORNIA
                                                      INSURED TAX-FREE         TAX-FREE            TAX-FREE        TAX-EXEMPT
                                                         INCOME FUND          INCOME FUND         INCOME FUND      MONEY FUND
                                                      ------------------------------------------------------------------------
Investment income:
 Interest ...........................................  $ 48,822,951         $ 10,487,150         $  197,458         $8,712,926
                                                       -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ..........................     4,600,534            1,208,128             41,273          1,664,644
 Administrative fees (Note 3b) ......................            --                   --             16,509                 --
 Distribution fees: (Note 3c)
  Class A ...........................................       897,212              231,005             12,375                 --
  Class B ...........................................       247,665                   --                 --                 --
  Class C ...........................................       426,892               70,311                 --                 --
 Transfer agent fees (Note 3e) ......................       253,428               79,514              2,463            157,768
 Custodian fees .....................................        15,051                3,571                130              5,345
 Reports to shareholders ............................        24,747               11,751                 85             22,334
 Registration and filing fees .......................         3,458                6,995              1,327              1,977
 Professional fees ..................................        27,267                9,502              6,793              9,387
 Trustees' fees and expenses ........................        11,103                5,628                181              7,934
 Other ..............................................        81,761               31,072              6,247             29,837
                                                       -----------------------------------------------------------------------
        Total expenses ..............................     6,589,118            1,657,477             87,383          1,899,226
        Expenses waived/paid by affiliates (Note 3f)             --                   --            (46,111)                --
                                                       -----------------------------------------------------------------------
          Net expenses ..............................     6,589,118            1,657,477             41,272          1,899,226
                                                       -----------------------------------------------------------------------
           Net investment income ....................    42,233,833            8,829,673            156,186          6,813,700
                                                       -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........       157,486              (34,335)           (13,240)                --
 Net change in unrealized appreciation (depreciation)
  on investments ....................................   (27,182,221)          (7,232,256)          (119,046)                --
                                                       -----------------------------------------------------------------------
Net realized and unrealized gain (loss) .............   (27,024,735)          (7,266,591)          (132,286)                --
                                                       -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ....................................  $ 15,209,098         $  1,563,082         $   23,900         $6,813,700
                                                       =======================================================================


                     Semiannual Report | See notes to financial statements. | 71

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                ----------------------------------------------------------------------------------
                                                                                                   FRANKLIN CALIFORNIA
                                                    FRANKLIN CALIFORNIA INSURED                     INTERMEDIATE-TERM
                                                        TAX-FREE INCOME FUND                       TAX-FREE INCOME FUND
                                                ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                DECEMBER 31, 2005       YEAR ENDED         DECEMBER 31, 2005        YEAR ENDED
                                                    (UNAUDITED)        JUNE 30, 2005           (UNAUDITED)         JUNE 30, 2005
                                                ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................     $    42,233,833     $    84,647,208         $   8,829,673         $  16,001,722
  Net realized gain (loss) from investments .             157,486           2,988,793               (34,335)              143,177
  Net change in unrealized appreciation
    (depreciation) on investments ...........         (27,182,221)         92,867,197            (7,232,256)           11,730,841
                                                  --------------------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations .........          15,209,098         180,503,198             1,563,082            27,875,740
                                                  --------------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .................................         (38,147,818)        (77,406,348)           (8,399,874)          (15,662,738)
    Class B .................................          (1,420,085)         (3,033,725)                   --                    --
    Class C .................................          (2,411,322)         (4,771,542)             (331,699)             (398,883)
                                                  --------------------------------------------------------------------------------
 Total distributions to shareholders ........         (41,979,225)        (85,211,615)           (8,731,573)          (16,061,621)
                                                  --------------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A .................................          24,853,719          (3,352,260)           15,701,035            57,643,754
    Class B .................................          (2,345,325)         (2,989,995)                   --                    --
    Class C .................................           5,043,073           2,437,233             4,856,015             9,619,939
                                                  --------------------------------------------------------------------------------
 Total capital share transactions ...........          27,551,467          (3,905,022)           20,557,050            67,263,693
                                                  --------------------------------------------------------------------------------
 Redemption fees ............................                 243               1,039                 1,428                 1,435
                                                  --------------------------------------------------------------------------------
        Net increase (decrease) in
          net assets ........................             781,583          91,387,600            13,389,987            79,079,247
Net assets:
 Beginning of period ........................       1,987,835,699       1,896,448,099           472,417,029           393,337,782
                                                  --------------------------------------------------------------------------------
 End of period ..............................     $ 1,988,617,282     $ 1,987,835,699         $ 485,807,016         $ 472,417,029
                                                  ================================================================================
Distributions in excess of net investment
 income included in net assets:
  End of period .............................     $    (1,295,767)    $    (1,550,375)        $    (155,801)        $    (253,901)
                                                  ================================================================================


72 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                ------------------------------------------------------------------------------------
                                                    FRANKLIN CALIFORNIA LIMITED-TERM         FRANKLIN CALIFORNIA TAX-EXEMPT
                                                          TAX-FREE INCOME FUND                          MONEY FUND
                                                ------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                DECEMBER 31, 2005       YEAR ENDED       DECEMBER 31, 2005        YEAR ENDED
                                                    (UNAUDITED)        JUNE 30, 2005         (UNAUDITED)         JUNE 30, 2005
                                                ------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................        $    156,186         $    277,888       $   6,813,700         $   7,726,362
  Net realized gain (loss) from investments .             (13,240)                  --                  --                (1,565)
  Net change in unrealized appreciation
    (depreciation) on investments ...........            (119,046)              40,741                  --                    --
                                                     -------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ...............              23,900              318,629           6,813,700             7,724,797
                                                     -------------------------------------------------------------------------------
 Distributions to shareholders from net
  investment income .........................            (165,557)            (278,610)         (6,838,894)           (7,724,797)(a)
 Capital share transactions (Note 2) ........          (1,861,745)              26,500         (17,171,018)           56,226,162
 Redemption fees ............................                  --                7,050                  --                    --
                                                     -------------------------------------------------------------------------------
        Net increase (decrease) in net assets          (2,003,402)              73,569         (17,196,212)           56,226,162
Net assets:
 Beginning of period ........................          16,317,977           16,244,408         688,121,316           631,895,154
                                                     -------------------------------------------------------------------------------
 End of period ..............................        $ 14,314,575         $ 16,317,977         670,925,104         $ 688,121,316
                                                     ===============================================================================
Undistributed net investment income included
 in net assets
  End of period .............................        $      5,376         $     14,747       $         --          $         --
                                                     ===============================================================================

(a) Distributions were decreased by net realized losses from security transactions of $1,565.


Semiannual Report | See notes to financial statements. | 73

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. For the Franklin California Tax-Exempt Money Fund, short term securities are valued at amortized cost unless otherwise noted.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


74 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are generally insured by a new issue insurance policy, which is purchased by the issuer. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 75

FRANKLIN CALIFORNIA TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------------------
CLASS A                                 CLASS A & CLASS C                            CLASS A, CLASS B & CLASS C
-------------------------------------------------------------------------------------------------------------------------
Franklin California Limited-Term        Franklin California Intermediate-Term        Franklin California Insured Tax-Free
 Tax-Free Income Fund                    Tax-Free Income Fund                          Income Fund
Franklin California Tax-Exempt
 Money Fund

At December 31, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Money Fund's shares were at $1.00 per share. Transactions in the funds' shares were as follows:

                                      ----------------------------------------------------------------
                                           FRANKLIN CALIFORNIA              FRANKLIN CALIFORNIA
                                                INSURED                      INTERMEDIATE-TERM
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                      ----------------------------------------------------------------
                                         SHARES            AMOUNT          SHARES            AMOUNT
                                      ----------------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2005
 Shares sold .....................      8,050,622     $ 102,357,982       4,392,379     $  50,658,525
 Shares issued in reinvestment
  of distributions ...............      1,653,294        21,011,923         435,709         5,025,126
 Shares redeemed .................     (7,760,789)      (98,516,186)     (3,470,624)      (39,982,616)
                                      ----------------------------------------------------------------
 Net increase (decrease) .........      1,943,127     $  24,853,719       1,357,464     $  15,701,035
                                      ================================================================
Year ended June 30, 2005
 Shares sold .....................     12,779,215     $ 161,809,515      10,523,751     $ 122,071,290
 Shares issued in reinvestment
  of distributions ...............      3,351,406        42,435,806         787,405         9,150,895
 Shares redeemed .................    (16,403,984)     (207,597,581)     (6,338,303)      (73,578,431)
                                      ----------------------------------------------------------------
 Net increase (decrease) .........       (273,363)    $  (3,352,260)      4,972,853     $  57,643,754
                                      ================================================================


76 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------
                                                        FRANKLIN CALIFORNIA              FRANKLIN CALIFORNIA
                                                              INSURED                      INTERMEDIATE-TERM
                                                         TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES           AMOUNT         SHARES           AMOUNT
                                                      ----------------------------------------------------------
CLASS B SHARES:
Six months ended December 31, 2005
 Shares sold ......................................        50,338     $    644,740
 Shares issued in reinvestment
  of distributions ................................        72,834          930,157
 Shares redeemed ..................................      (307,325)      (3,920,222)
                                                       ----------------------------
 Net increase (decrease) ..........................      (184,153)    $ (2,345,325)
                                                       ============================
Year ended June 30, 2005
 Shares sold ......................................       428,268     $  5,428,652
 Shares issued in reinvestment
  of distributions ................................       158,196        2,012,009
 Shares redeemed ..................................      (821,528)     (10,430,656)
                                                       ----------------------------
 Net increase (decrease) ..........................      (235,064)    $ (2,989,995)
                                                       ============================
CLASS C SHARES:
Six months ended December 31, 2005
 Shares sold ......................................       925,181     $ 11,866,083        669,777     $  7,750,175
 Shares issued in reinvestment
  of distributions ................................       108,854        1,396,290         18,405          212,627
 Shares redeemed ..................................      (642,166)      (8,219,300)      (269,086)      (3,106,787)
                                                       ------------------------------------------------------------
 Net increase (decrease) ..........................       391,869     $  5,043,073        419,096     $  4,856,015
                                                       ============================================================
Year ended June 30, 2005
 Shares sold ......................................     1,531,059     $ 19,551,797      1,029,411     $ 11,972,499
 Shares issued in reinvestment
  of distributions ................................       213,416        2,726,173         20,848          242,687
 Shares redeemed ..................................    (1,558,025)     (19,840,737)      (223,547)      (2,595,247)
                                                       ------------------------------------------------------------
 Net increase (decrease) ..........................       186,450     $  2,437,233        826,712     $  9,619,939
                                                       ============================================================

                                      -----------------------------------------------
                                         FRANKLIN CALIFORNIA      FRANKLIN CALIFORNIA
                                            LIMITED-TERM                TAX-EXEMPT
                                         TAX-FREE INCOME FUND           MONEY FUND
                                      -----------------------------------------------
                                         SHARES         AMOUNT            AMOUNT
                                      -----------------------------------------------
Class A Shares:
Six months ended December 31, 2005
 Shares sold .....................       299,512     $  2,963,372     $ 227,503,952
 Shares issued in reinvestment
  of distributions ...............        10,037           99,265         6,827,960
 Shares redeemed .................      (498,505)      (4,924,382)     (251,502,930)
                                      ----------------------------------------------
 Net increase (decrease) .........      (188,956)    $ (1,861,745)    $ (17,171,018)
                                      ==============================================
Year ended June 30, 2005
 Shares sold .....................     1,515,855     $ 15,099,320     $ 616,660,955
 Shares issued in reinvestment
  of distributions ...............        17,344          172,814         7,696,793
 Shares redeemed .................    (1,531,173)     (15,245,634)     (568,131,586)
                                      ----------------------------------------------
 Net increase (decrease) .........         2,026     $     26,500     $  56,226,162
                                      ==============================================


                                                          Semiannual Report | 77

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                   Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.625%          Up to and including $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion
        0.440%          Over $10 billion, up to and including $12.5 billion
        0.420%          Over $12.5 billion, up to and including $15 billion
        0.400%          Over $15 billion, up to and including $17.5 billion
        0.380%          Over $17.5 billion, up to and including $20 billion
        0.360%          In excess of $20 billion

The Franklin California Limited-Term Tax-Free Income Fund pays investment management fees to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
         0.500%        Up to and including $100 million
         0.450%        Over $100 million, up to and including $250 million
         0.425%        Over $250 million, up to and including $500 million
         0.400%        In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin California Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Funds except the Franklin California Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets of each of the Fund's, and is not an additional expense of the Funds.


78 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets as follows:

                     -----------------------------------------------------
                     FRANKLIN CALIFORNIA              FRANKLIN CALIFORNIA
                           INSURED                     INTERMEDIATE-TERM
                     TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                     -----------------------------------------------------
Class A ...........          0.10%                             0.10%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                          -------------------------------------------------------------------
                          FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                INSURED            INTERMEDIATE-TERM         LIMITED-TERM
                          TAX-FREE INCOME FUND    TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
                          -------------------------------------------------------------------
Class A ...........                 --                      --                    0.15%
Class B ...........               0.65%                     --                      --
Class C ...........               0.65%                   0.65%                     --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                             -------------------------------------------------------------------
                                             FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                   INSURED            INTERMEDIATE-TERM      FRANKLIN CALIFORNIA
                                                  TAX-FREE                TAX-FREE                TAX-EXEMPT
                                                 INCOME FUND             INCOME FUND              MONEY FUND
                                             -------------------------------------------------------------------
Net sales charges received(a) ............        $244,052                 $27,008                     $--
Contingent deferred sales charges retained        $ 64,522                 $23,769                     $11

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                         -------------------------------------------------------------------------------------------
                         FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                               INSURED            INTERMEDIATE-TERM          LIMITED-TERM        FRANKLIN CALIFORNIA
                               TAX-FREE                TAX-FREE                TAX-FREE               TAX-EXEMPT
                             INCOME FUND             INCOME FUND             INCOME FUND              MONEY FUND
                         -------------------------------------------------------------------------------------------
Transfer agent fees ..         $179,394                $49,001                  $1,740                $110,688


                                                          Semiannual Report | 79

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees, as noted in the Statement of Operations. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin California Limited-Term Tax-Free Income Fund, as noted in the Statement of Operations. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. INCOME TAXES

At June 30, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At June 30, 2005, the capital loss carryforwards were as follows:

                                             ---------------------------------------------
                                              FRANKLIN         FRANKLIN
                                             CALIFORNIA       CALIFORNIA
                                               INSURED    INTERMEDIATE-TERM    FRANKLIN
                                              TAX-FREE         TAX-FREE        CALIFORNIA
                                               INCOME         INCOME FUND      TAX-EXEMPT
                                                FUND                           MONEY FUND
                                             ---------------------------------------------
Capital loss carryforwards expiring in:
 2006 ..................................      $       --      $        --      $     9,957
 2007 ..................................              --               --            4,593
 2008 ..................................              --           90,667            9,293
 2009 ..................................       6,856,819          321,166           21,840
 2010 ..................................              --          112,465               --
 2011 ..................................              --          145,149               --
 2012 ..................................              --          865,726            2,466
 2013 ..................................              --          421,949            1,565
                                              --------------------------------------------
                                              $6,856,819       $1,957,122      $    49,714
                                              ============================================

At December 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                             -------------------------------------
                                                 FRANKLIN             FRANKLIN
                                                CALIFORNIA           CALIFORNIA
                                                 INSURED         INTERMEDIATE-TERM
                                             TAX-FREE INCOME          TAX-FREE
                                                   FUND             INCOME FUND
                                             -------------------------------------
Cost of investments .....................       $1,821,746,535      $468,562,504
                                                =================================
Unrealized appreciation ..................      $  143,603,381      $ 13,014,283
Unrealized depreciation ..................            (570,082)         (997,526)
                                                ---------------------------------
Net unrealized appreciation (depreciation)      $  143,033,299      $ 12,016,757
                                                =================================


                                             -----------------------------------
                                                 FRANKLIN
                                                CALIFORNIA            FRANKLIN
                                               LIMITED-TERM          CALIFORNIA
                                                 TAX-FREE            TAX-EXEMPT
                                               INCOME FUND           MONEY FUND
                                             -----------------------------------
Cost of investments                             $14,578,884         $668,606,173
                                                ================================
Unrealized appreciation ..................      $     3,006         $         --
Unrealized depreciation ..................         (264,179)                  --
                                                --------------------------------
Net unrealized appreciation (depreciation)      $  (261,173)        $         --
                                                ================================


80 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of wash sales and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended December 31, 2005, were as follows:

                         -------------------------------------------------------------------
                         FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                               INSURED            INTERMEDIATE-TERM         LIMITED-TERM
                         TAX-FREE INCOME FUND    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                         -------------------------------------------------------------------
Purchases ...........        $121,394,008            $32,396,534              $2,664,480
Sales ...............        $ 65,389,717            $18,243,904              $2,728,661

6. CONCENTRATION OF RISK

Each of the Funds invest a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies


                                                          Semiannual Report | 81

FRANKLIN CALIFORNIA TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


82 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 83

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05

                                               Not part of the semiannual report

     [LOGO](R)
 FRANKLIN TEMPLETON             One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

|_|    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
       Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .coM

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT S2005 02/06



Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /S/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 21, 2006


By /S/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer
Date  February 21, 2006